LM INSTITUTIONAL FUND ADVISORS II

PROSPECTUS
September 17, 1998

IMPORTANT INFORMATION!

This prospectus offers shares in six no-load mutual funds comprising LM Institutional Fund Advisors II, Inc. (each a "Portfolio"). The Portfolios, which are intended to serve as investment vehicles for institutional investors such as pension plans, endowments and foundations, offer two classes of shares: the Institutional Class and the Financial Intermediary Class.

This prospectus explains concisely what you should know before investing in the Portfolios. Please read it carefully and keep it for future reference. You can find more detailed information in the September 17, 1998 statement of additional information (the "SAI"), as amended from time to time. For a free copy of the SAI or other information, call LM Institutional Fund Advisors ("LMIFA") at 1-888-42-LMIFA (1-888-425-6432). The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this prospectus by reference.

The LM Value Institutional Portfolio and the LM Mid Cap Institutional Portfolio each may invest up to 35% of their total assets in lower-rated bonds, commonly known as "junk bonds." Investments of this type are subject to a greater risk of loss of principal and nonpayment of interest. Investors should carefully assess the risks associated with an investment in these portfolios. For more information concerning these risks, see "Common Investment Policies and Techniques; Risk Factors."

PORTFOLIO                                                                   PAGE
--------------------------------------------------------------------------------
LM Value Institutional Portfolio...............................................8
LM Mid Cap Institutional Portfolio.............................................8
LM Total Return Institutional Portfolio........................................9
Brandywine Small Cap Value Portfolio..........................................10
Batterymarch International Equity Portfolio...................................10
Batterymarch Emerging Markets Portfolio.......................................11

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS

PROSPECTUS SUMMARY.............................................................4

EXPENSE INFORMATION............................................................5
     LM Value Institutional Portfolio..........................................5
     LM Mid Cap Institutional Portfolio........................................5
     LM Total Return Institutional Portfolio...................................6
     Brandywine Small Cap Value Portfolio......................................6
     Batterymarch International Equity Portfolio...............................6
     Batterymarch Emerging Markets Portfolio...................................7

DESCRIPTION OF EACH PORTFOLIO AND ITS INVESTMENT STRATEGY......................8
     LM Value Institutional Portfolio..........................................8
     LM Mid Cap Institutional Portfolio........................................8
     LM Total Return Institutional Portfolio...................................9
     Brandywine Small Cap Value Portfolio.....................................10
     Batterymarch International Equity Portfolio..............................10
     Batterymarch Emerging Markets Portfolio..................................11

COMMON INVESTMENT POLICIES AND TECHNIQUES; RISK FACTORS.......................12
     Foreign Securities.......................................................12
     Options and Futures......................................................14
     Foreign Currency Exchange Transactions...................................15
     Preferred Stocks and Convertible Securities..............................15
     Debt and Fixed Income Securities.........................................16
     Commercial Paper and Other Short-term Investments........................19
     Indexed Securities and Structured Notes..................................19
     Forward Commitments......................................................19
     Restricted and Illiquid Securities.......................................20
     Securities of Other Investment Companies.................................20
     Repurchase Agreements....................................................20
     Reverse Repurchase Agreements and Other Borrowing........................20
     Loans of Portfolio Securities............................................21
     REITs....................................................................21
     Portfolio Turnover.......................................................21
     Alternative Investment Strategies........................................22
     New Investment Products..................................................22
     Investment Policies......................................................22

PERFORMANCE DATA..............................................................22

MANAGEMENT OF THE PORTFOLIOS..................................................22
     Board of Directors.......................................................22
     Manager, Advisers and Portfolio Managers.................................23
     The Distributor..........................................................24
     Portfolio Transactions...................................................24
     Expenses.................................................................24

ORGANIZATION AND HISTORY......................................................25

PURCHASE OF SHARES............................................................25
     Initial Investment.......................................................25
     Additional Investments...................................................26
     Other Purchase Information...............................................26
     Retirement Plans.........................................................26
     Account Registration Changes.............................................26

DISTRIBUTION PLANS............................................................27

REDEMPTION OF SHARES..........................................................27
     Signature Guarantee......................................................28

EXCHANGE PRIVILEGE............................................................28

NET ASSET VALUE...............................................................28

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS...................................29

TAX INFORMATION...............................................................29

APPENDIX A -- SECURITIES RATINGS.............................................A-1

APPENDIX B -- PRIOR PERFORMANCE OF ADVISERS' OTHER ACCOUNTS..................B-1

PROSPECTUS SUMMARY

                                    GENERAL

     LM Institutional Fund Advisors II, Inc. is an open-end management investment company ("mutual fund") comprised of a variety of separate investment portfolios. LM Institutional Fund Advisors II, Inc. was organized as a Maryland corporation on January 13, 1998.

                          COMPARISON OF THE PORTFOLIOS

     The following chart provides general information about each Portfolio. It is qualified in its entirety by the more complete descriptions of the Portfolios appearing elsewhere in this prospectus.

PORTFOLIOS               INVESTMENT OBJECTIVES                          PRIMARY INVESTMENTS
---------------------------------------------------------------------------------------------------------------------
LM Value Institutional   Long-term growth of capital.                   Equity securities that are undervalued.
Portfolio
---------------------------------------------------------------------------------------------------------------------
LM Mid Cap               Capital appreciation.                          Mid cap equity securities that are
Institutional Portfolio                                                 undervalued.
---------------------------------------------------------------------------------------------------------------------
LM Total Return          Capital appreciation and current income in     Dividend-paying common stocks, debt
Institutional Portfolio  order to achieve an attractive total invest-   securities and securities convertible into
                         ment return consistent with reasonable risk.   common stocks which, in the opinion of the
                                                                        Adviser, offer potential for attractive total
                                                                        return.
---------------------------------------------------------------------------------------------------------------------
Brandywine Small Cap     Long-term capital appreciation.                Small cap equity securities that are
Value Portfolio                                                         undervalued.
---------------------------------------------------------------------------------------------------------------------
Batterymarch             Long-term total return.                        Foreign equity securities.
International Equity
Portfolio
---------------------------------------------------------------------------------------------------------------------
Batterymarch Emerging    Long-term capital appreciation.                Emerging market equity securities.
Markets Portfolio
---------------------------------------------------------------------------------------------------------------------

                              MANAGER AND ADVISERS

LM Institutional Advisors, Inc. (the "Manager") serves as the investment manager to each Portfolio. Legg Mason Fund Adviser, Inc. ("LMFA") is the investment adviser to each of the LM Value Institutional Portfolio, the LM Mid Cap Institutional Portfolio and the LM Total Return Institutional Portfolio. Brandywine Asset Management, Inc. ("Brandywine") is the investment adviser to the Brandywine Small Cap Value Portfolio. Batterymarch Financial Management, Inc. ("Batterymarch") is the investment adviser to the Batterymarch International Equity Portfolio and the Batterymarch Emerging Markets Portfolio. Collectively LMFA, Brandywine and Batterymarch are referred to herein as "Advisers" and individually as the "Adviser."

                              CERTAIN RISK FACTORS

In addition to the typical risks of investing in securities, and in equity securities in particular, the Portfolios may be subject to certain special risks. These risks include the risks associated with investing in: foreign markets and the securities of foreign issuers (these risks increase to the extent a Portfolio invests in emerging markets); small cap securities (which tend to be less liquid, more difficult to value and more volatile); and fixed income securities (in particular, junk bonds). See "Description of Each Portfolio and Its Investment Strategy" and "Common Investment Policies and Techniques; Risk Factors" for more information about which Portfolios are likely to be subject to the foregoing risks and a description of other risks to which the Portfolios are subject.

                               PURCHASE OF SHARES

The Portfolios offer two classes of shares: Institutional Class and Financial Intermediary Class. Shares in the Financial Intermediary Class bear a 12b-1 fee. See "Distribution Plans" below for more information. The minimum initial investment is $1 million, subject to certain exceptions. See "Purchase of Shares."

                           REDEMPTIONS AND EXCHANGES

Shares of each Portfolio may be redeemed without cost at the relevant net asset value per share next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "Redemption of Shares." Shares of any Portfolio may be exchanged on the basis of relative net asset values for shares of the same class of any other Portfolio or of any portfolio of LM Institutional Fund Advisors I, Inc. See "Exchange Privilege."

                           DIVIDENDS AND DISTRIBUTION

The LM Value Institutional Portfolio and the LM Total Return Institutional Portfolio declare and pay dividends quarterly out of their net investment income for that quarter. All other Portfolios declare and pay dividends annually out of their net investment income for that year. Distributions of net realized capital gains are made annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the same class of the same Portfolio, unless cash payment is requested. See "Dividends and Distributions to Shareholders."

--------------------------------------------------------------------------------

EXPENSE INFORMATION

Expenses are one of several factors to consider when investing. The following tables contain expense information about the Portfolios based on the amounts expected to be incurred in the current fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods, assuming 5% annual return and redemption at the end of each period. The paragraph following the tables and examples contains additional information about the tables, the examples and the Portfolios' expenses.

                        LM VALUE INSTITUTIONAL PORTFOLIO

                                                             INSTITUTIONAL        FINANCIAL
                                                                 CLASS        INTERMEDIARY CLASS     INSTITUTIONAL CLASS EXAMPLE
                                                             -------------    ------------------    -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                                  None               None                1 year          $ 8
                                                                                                        3 years          $24
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                       FINANCIAL INTERMEDIARY
                                                                                                            CLASS EXAMPLE
                                                                                                    -----------------------------
Management Fees                                                    .50%               .50%               1 year          $10
  (reflecting expense limitation)                                                                       3 years          $32
12b-1 Fees                                                        None                .25%
Other Expenses                                                     .25%               .25%
                                                             -------------         ------
Total Operating Expenses
  (reflecting expense limitation)                                  .75%              1.00%
                                                             =============         ======


                       LM MID CAP INSTITUTIONAL PORTFOLIO

                                                             INSTITUTIONAL        FINANCIAL
                                                                 CLASS        INTERMEDIARY CLASS     INSTITUTIONAL CLASS EXAMPLE
                                                             -------------    ------------------    -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                                  None               None                1 year          $ 8
                                                                                                        3 years          $24
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                       FINANCIAL INTERMEDIARY
                                                                                                            CLASS EXAMPLE
                                                                                                    -----------------------------
Management Fees                                                    .50%               .50%               1 year          $10
  (reflecting expense limitation)                                                                       3 years          $32
12b-1 Fees                                                        None                .25%
Other Expenses                                                     .25%               .25%
                                                             -------------         ------
Total Operating Expenses
  (reflecting expense limitation)                                  .75%              1.00%
                                                             =============         ======

                    LM TOTAL RETURN INSTITUTIONAL PORTFOLIO

                                                             INSTITUTIONAL        FINANCIAL
                                                                 CLASS        INTERMEDIARY CLASS     INSTITUTIONAL CLASS EXAMPLE
                                                             -------------    ------------------    -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                                  None               None                1 year          $ 8
                                                                                                        3 years          $24
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                       FINANCIAL INTERMEDIARY
                                                                                                            CLASS EXAMPLE
                                                                                                    -----------------------------
Management Fees                                                    .50%               .50%               1 year          $10
  (reflecting expense limitation)                                                                       3 years          $32
12b-1 Fees                                                        None                .25%
Other Expenses                                                     .25%               .25%
                                                             -------------         ------
Total Operating Expenses
  (reflecting expense limitation)                                  .75%              1.00%
                                                             =============         ======


                      BRANDYWINE SMALL CAP VALUE PORTFOLIO

                                                             INSTITUTIONAL        FINANCIAL
                                                                 CLASS        INTERMEDIARY CLASS     INSTITUTIONAL CLASS EXAMPLE
                                                             -------------    ------------------    -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                                  None               None                1 year          $ 9
                                                                                                        3 years          $27
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                       FINANCIAL INTERMEDIARY
                                                                                                            CLASS EXAMPLE
                                                                                                    -----------------------------
Management Fees                                                    .60%               .60%               1 year          $11
  (reflecting expense limitation)                                                                       3 years          $35
12b-1 Fees                                                        None                .25%
Other Expenses                                                     .25%               .25%
                                                             -------------         ------
Total Operating Expenses
  (reflecting expense limitation)                                  .85%              1.10%
                                                             =============         ======


                  BATTERYMARCH INTERNATIONAL EQUITY PORTFOLIO

                                                             INSTITUTIONAL        FINANCIAL
                                                                 CLASS        INTERMEDIARY CLASS     INSTITUTIONAL CLASS EXAMPLE
                                                             -------------    ------------------    -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                                  None               None                1 year          $10
                                                                                                        3 years          $32
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                       FINANCIAL INTERMEDIARY
                                                                                                            CLASS EXAMPLE
                                                                                                    -----------------------------
Management Fees                                                    .60%               .60%               1 year          $13
  (reflecting expense limitation)                                                                       3 years          $40
12b-1 Fees                                                        None                .25%
Other Expenses                                                     .40%               .40%
                                                             -------------         ------
Total Operating Expenses
  (reflecting expense limitation)                                 1.00%              1.25%
                                                             =============         ======

                    BATTERYMARCH EMERGING MARKETS PORTFOLIO

                                                             INSTITUTIONAL        FINANCIAL
                                                                 CLASS        INTERMEDIARY CLASS     INSTITUTIONAL CLASS EXAMPLE
                                                             -------------    ------------------    -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                                  None               None                1 year          $15
                                                                                                        3 years          $46
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                       FINANCIAL INTERMEDIARY
                                                                                                            CLASS EXAMPLE
                                                                                                    -----------------------------
Management Fees                                                    .60%               .60%               1 year          $17
  (reflecting expense limitation)                                                                       3 years          $54
12b-1 Fees                                                        None                .25%
Other Expenses                                                     .85%               .85%
                                                             -------------         ------
Total Operating Expenses
  (reflecting expense limitation)                                 1.45%              1.70%
                                                             =============         ======

     The tables are provided to help you understand the expenses of investing in a Portfolio and your share of the Portfolio's operating expenses. The management fees shown in the table for each Portfolio reflect voluntary expense limitations currently in effect which are expected to continue for the current fiscal year. In the absence of such limitations, management fees and total operating expenses for each Portfolio would be:

                                                                                                             TOTAL
                                                                                          MANAGEMENT       OPERATING
                                                                                             FEE            EXPENSES
                                                                                           WITHOUT          WITHOUT
                        PORTFOLIO                            CLASS                        LIMITATION       LIMITATION
----------------------------------------------------------   -----------------------      ----------       ----------
LM Value Institutional Portfolio                             Institutional                   0.60%            0.85%
                                                             Financial Intermediary          0.60%            1.10%
LM Mid Cap Institutional Portfolio                           Institutional                   0.60%            0.85%
                                                             Financial Intermediary          0.60%            1.10%
LM Total Return Institutional Portfolio                      Institutional                   0.60%            0.85%
                                                             Financial Intermediary          0.60%            1.10%
Brandywine Small Cap Value Portfolio                         Institutional                   0.65%            0.90%
                                                             Financial Intermediary          0.65%            1.15%
Batterymarch International Equity Portfolio                  Institutional                   0.65%            1.05%
                                                             Financial Intermediary          0.65%            1.30%
Batterymarch Emerging Markets Portfolio                      Institutional                   0.65%            1.50%
                                                             Financial Intermediary          0.65%            1.75%

     "Other expenses" are based on estimated amounts for the current fiscal year. The 12b-1 fees shown in the tables reflect the amount to which the Directors have currently limited payments under the Portfolios' Distribution Plans. Pursuant to each Portfolio's Distribution Plan, the Directors may increase the 12b-1 fees to 0.40% of average net assets without shareholder approval. THE EXAMPLES DO NOT REPRESENT PAST OR FUTURE EXPENSE LEVELS. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Federal regulations require the examples to assume a 5% annual return, but actual annual returns will vary. As a result of the 12b-1 fees, long-term shareholders of the Financial Intermediary Class may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc.

DESCRIPTION OF EACH PORTFOLIO AND ITS INVESTMENT STRATEGY

The investment objective and policies for each Portfolio are stated below. The Portfolios are not intended to be a complete investment program, and there is no assurance that any Portfolio will achieve its investment objective. Please see "Common Investment Policies and Techniques; Risk Factors" below and the SAI for additional information concerning the Portfolios' investment programs and the risks associated with investing in the Portfolios. Each of the Portfolios may from time to time depart from the policies described below for temporary "defensive" purposes. See "Common Investment Policies and Techniques; Risk Factors -- Alternative Investment Strategies" for more information.

                        LM VALUE INSTITUTIONAL PORTFOLIO

Adviser:     Legg Mason Fund Adviser
Objective:   Long-term growth of capital.

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities that LMFA believes are undervalued in relation to the long-term earning power or asset value of the issuer and therefore offer above average potential for capital appreciation. Equity securities include common stock, preferred stock, securities convertible into common stock, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics. The Portfolio may invest in securities that pay no dividends or interest, and current dividend income is not a prerequisite in the selection of securities.

Securities may be undervalued because of many factors, including not being closely followed by investors, being out of favor with investors, or because the issuer is experiencing unusual circumstances suggesting the possibility that the market value of the securities may increase. Other factors that may contribute to a security being undervalued include an overall market decline, poor economic conditions, tax-loss selling and actual or anticipated unfavorable developments affecting the issuer. LMFA believes that the securities of sound, well-managed companies that may be undervalued for these reasons are likely to provide a greater opportunity for long-term growth of capital than securities with prices that appear to reflect anticipated favorable developments and that are therefore subject to correction should any unfavorable developments occur.

Equity securities are normally the Portfolio's main investments. However, the Portfolio may invest up to 35% of its total assets in any type of debt or fixed income security, including securities that, at the time of purchase, are not rated investment grade by a nationally recognized statistical rating organization (an "NRSRO"), if LMFA believes they would help achieve the Portfolio's investment objective. Lower-rated securities (and unrated securities determined by LMFA to be of comparable quality) are considered to be primarily speculative and may be in default. The Portfolio may also invest up to 25% of its total assets in securities principally traded in foreign markets, engage in foreign currency exchange transactions and transactions in futures contracts and options, enter into repurchase agreements, purchase shares of other investment companies, invest in real estate investment trusts ("REITs"), purchase restricted and illiquid securities, loan its portfolio securities, borrow money for temporary or emergency purposes, and purchase or sell securities on a forward commitment basis. See "Common Investment Policies and Techniques; Risk Factors" below for more information. The Portfolio may also hold a portion of its assets in cash or money market instruments.

                       LM MID CAP INSTITUTIONAL PORTFOLIO

Adviser:     Legg Mason Fund Adviser
Objective:   Capital appreciation.

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of companies that have an equity market capitalization at the time of purchase within the range used from time to time for inclusion in the S&P Midcap 400 Index (currently, approximately $500 million to $5 billion). Equity securities include common stock, preferred stock, securities convertible into common stock, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics. Issuers in which the Portfolio will invest will typically exhibit one or more of the following characteristics:

1. The companies generally are not closely followed by, or are out of favor with, investors, and appear to be undervalued in relation to their long-term earning power or asset values.

2. The companies are experiencing unusual and possibly non-repetitive developments which, in LMFA's opinion, may cause the market values of the securities to increase. Such developments may include: (a) a sale or termination of an unprofitable part of the company's business; (b) a change in the company's management or in management's philosophy; (c) a basic change in the industry in which the company operates; (d) the introduction of new products or technologies; or (e) the prospect or effect of acquisition or merger activities.

3. The companies are involved in actual or anticipated reorganizations or restructurings under the Bankruptcy Code. No more than 20% of the Portfolio's total assets at the time of purchase may be invested in such securities.

Investments in securities with such characteristics may involve greater risks of loss than investments in securities of larger, well-established companies which typically have a history of consistent operating patterns and greater financial resources. In addition, the prices of securities of mid-sized companies generally are more volatile than those of larger companies, the securities of mid-sized companies generally are less liquid and may, at times, be more difficult to value, and mid-sized companies generally are more likely to be adversely affected by poor economic or market conditions. Investments in securities of companies involved in actual or anticipated reorganizations or restructurings involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to sudden and erratic market movements and above-average price volatility.

Subject to the 65% test described above, the Portfolio may also invest in larger, more highly capitalized companies when circumstances warrant such investments. The Portfolio may invest in securities that pay no dividends or interest, and current dividend income is not a prerequisite in the selection of securities.

Equity securities are normally the Portfolio's main investments. However, the Portfolio may invest up to 35% of its total assets in any type of debt or fixed income security, including securities that, at the time of purchase, are not rated investment grade by an NRSRO, if LMFA believes they would help achieve the Portfolio's investment objective. Lower-rated securities (and unrated securities determined by LMFA to be of comparable quality) are considered to be primarily speculative and may be in default. The Portfolio may also invest up to 25% of its total assets in securities principally traded in foreign markets, engage in foreign currency exchange transactions and transactions in futures contracts and options, purchase restricted and illiquid securities, enter into repurchase agreements, purchase shares of other investment companies, invest in REITs, loan its portfolio securities, borrow money for temporary or emergency purposes, and purchase or sell securities on a forward commitment basis. See "Common Investment Policies and Techniques; Risk Factors" below for more information. The Portfolio may also hold a portion of its assets in cash or money market instruments.

                    LM TOTAL RETURN INSTITUTIONAL PORTFOLIO

Adviser:     Legg Mason Fund Adviser
Objective:   Capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk.

The Portfolio attempts to meet its objective by investing primarily in dividend-paying common stocks, debt securities and securities convertible into common stocks which, in the opinion of LMFA, offer potential for attractive total return. The Portfolio also invests in common stocks and securities convertible into common stocks which do not pay current dividends but which, in LMFA's opinion, offer prospects for capital appreciation or future income.

The Portfolio may invest in debt securities of any maturity of both foreign and domestic issuers without regard to a percentage limit or any limits on credit quality. LMFA currently anticipates that under normal market conditions the Portfolio will invest no more than 50% of its total assets in intermediate-term and long-term debt securities, and no more than 5% of its total assets in the aggregate in debt securities not rated investment grade, i.e., not rated at least BBB by S&P or Baa by Moody's, or in unrated securities if determined by LMFA to be of comparable quality. Lower-rated securities (and unrated securities determined by LMFA to be of comparable quality) are considered to be primarily speculative and may be in default. For more information, see "Common Investment Policies and Techniques; Risk Factors -- Debt and Fixed Income
Securities -- Lower-Rated Securities."

The Portfolio may also invest up to 25% of its total assets in securities principally traded in foreign markets, purchase preferred stock, engage in foreign currency exchange transactions and transactions in futures contracts and options, enter into repurchase agreements, purchase shares of other investment companies, invest in REITs, purchase restricted and illiquid securities, loan its portfolio securities, borrow money for temporary or emergency purposes, and purchase or sell securities on a forward commitment basis. For more information, see "Common Investment Policies and Techniques; Risk Factors." The Portfolio may also hold a portion of its assets in cash or money market instruments.

                      BRANDYWINE SMALL CAP VALUE PORTFOLIO

Adviser:     Brandywine Asset Management
Objective:   Long-term capital appreciation.

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of "small cap" companies (generally defined as companies at the time of initial investment with an equity market capitalization not in excess of the 40th percentile of the capitalization of issuers traded on the New York Stock Exchange). A company that was a "small cap" company at the time of the Portfolio's initial investment will continue to be treated as such for purposes of the 65% test, even if the equity capitalization exceeds the 40th percentile at the time of subsequent investment. Equity securities include common stock, preferred stock, securities convertible into common stock, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics.

Securities of "small cap" companies entail special risks. Such companies often have limited operating histories and may have more restricted product lines or more limited financial resources than larger, more established companies. For these and other reasons, they may be more severely affected by economic downturns or other adverse developments than are larger, more established companies. Securities of "small cap" companies may be traded "over-the-counter" and often trade less frequently and in more limited volume, may be subject to greater volatility and may be more difficult to value than securities of larger, more established companies. "Small cap" companies are often involved in actual or anticipated reorganizations or restructurings, which involve special risks, including difficulty in obtaining information as to the financial condition of such companies and the fact that market prices of such companies' securities are subject to sudden and erratic price volatility.

Although the Portfolio expects to remain substantially fully invested in equity securities, the Portfolio may invest in cash and money market instruments, including repurchase agreements. For temporary defensive purposes, the Portfolio may also invest in investment grade debt and fixed income investments. The Portfolio may also engage in reverse repurchase agreement transactions and other borrowings, purchase restricted and illiquid securities, loan its portfolio securities, and invest in securities of other investment companies. For more information, see "Common Investment Policies and Techniques; Risk Factors."

                  BATTERYMARCH INTERNATIONAL EQUITY PORTFOLIO

Adviser:     Batterymarch Financial Management
Objective:   Long-term total return.

Under normal market conditions, the Portfolio will invest substantially all of its assets, but in any event at least 65% of its total assets, in equity securities of issuers located in at least three different countries other than the United States. Equity securities include common stock, preferred stock, securities convertible into common stock, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics. When selecting securities for the Portfolio, Batterymarch examines securities from over 20 international stock markets, with emphasis on several of the largest -- Japan, the United Kingdom, France, Canada and Germany. Securities are chosen using Batterymarch's model for identifying securities it believes to be undervalued. The weighting of the Portfolio's assets among individual countries will reflect an assessment of the attractiveness of individual securities. The Portfolio also may invest up to 35% of its total assets in emerging market equity securities (as defined above under "Batterymarch Emerging Markets Portfolio"). Investing in foreign issuers, and in particular in emerging market equity securities, involves special risks. See "Common Investment Policies and Techniques; Risk Factors -- Foreign Securities."

The Portfolio's investments will normally be diversified across a broad range of industries and across a number of countries, consistent with the objective of long-term total return. However, the Portfolio currently expects that it may invest more than 25% of its total assets in securities of Japanese and United Kingdom ("UK") issuers. As a result, the value of its shares will be especially affected by Japanese and UK political, economic, market and exchange rate conditions, and may fluctuate more widely than the value of shares of other equity funds.

The Japanese economy is dependent to a significant extent on foreign trade, and the relationships between Japan and its trading partners and between the yen and other currencies are expected to have a significant impact on the Japanese economy generally and therefore are expected to influence the Portfolio's performance. Japan has in the past experienced difficult relations with its trading partners, particularly the United States. It is possible that trade sanctions or other protectionist measures could impact the Japanese economy and markets, and have an adverse effect on the value of the Portfolio's assets, in both the short and long term. Japan is currently experiencing a recession, including a decline in real estate values, that has adversely affected the balance sheets of many financial institutions. Certain Japanese financial institutions have experienced extreme financial difficulties, including bankruptcy. On the other hand, a strong Japanese currency may adversely affect industries engaged substantially in export. Japan's economy is heavily dependent on foreign oil. Japan is located in a seismically active area, and severe earthquakes may damage important elements of the country's infrastructure. Japanese economic prospects may be affected by the economic, political and military situations of its neighbors, notably North and South Korea, Thailand, China, and Russia.

The UK is the world's sixth largest economy and is home to one of the oldest, most established, and most active stock markets. Trade remains a very key component of the UK economy, with over $520 billion in goods passing through its borders last year. Strong domestic sectors are services, natural energy resources, and heavy industry, including steel, autos, and machinery. Imports generally emphasize food and manufacturing components. Their trading partners are predominately established market economies, such as the US, Japan, and other member countries of the European Union. The UK, via the North Sea, also has substantial petroleum resources. Healthy relations with its trading partners is an important factor in determining the UK's economic outlook. In addition, the UK's nonparticipation in the European Monetary Union could have a negative impact on certain UK issuers and on the UK's short-term and long-term economic prospects.

Although the Portfolio expects to remain substantially fully invested in equity securities, the Portfolio may invest in any type of debt or fixed income security (including securities issued by U.S. issuers), cash and money market instruments, including repurchase agreements. The Portfolio may invest up to 5% of its total assets in lower-rated fixed income securities (i.e., securities rated below investment grade at the time of purchase or unrated securities of comparable quality at the time of purchase). Lower-rated securities (and unrated securities determined by Batterymarch to be of comparable quality) are considered to be primarily speculative and may be in default. The Portfolio may also purchase restricted and illiquid securities, invest in securities of other investment companies, invest in indexed securities and structured notes, borrow money for temporary or emergency purposes, engage in futures and options transactions, and engage in foreign currency exchange transactions. For more information, see "Common Investment Policies and Techniques; Risk Factors."

                    BATTERYMARCH EMERGING MARKETS PORTFOLIO

Adviser:     Batterymarch Financial Management
Objective:   Long-term capital appreciation.

Under normal market conditions, the Portfolio will invest substantially all of its assets, but in any event at least 65% of its total assets, in "emerging market" equity securities. Emerging markets include any country: (i) having an "emerging stock market" or considered a "frontier market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development ("World Bank"); (iii) listed in World Bank publications as developing; or (iv) included in the Morgan Stanley Capital International (MSCI) Emerging Markets published index. Emerging market equity securities include common stock, preferred stock, securities convertible into common stock, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics that are: (1) publicly traded on emerging market stock exchanges, or whose principal trading market is over-the-counter (i.e., off-exchange) in an emerging market country; (2) securities denominated in any currency if issued by companies to finance operations in an emerging market country; (3) securities of companies that derive a substantial portion (i.e., in excess of 50%) of their total revenues from goods or services produced in, or sales made in, emerging market countries; (4) securities of companies organized under the laws of an emerging market country or region, which are publicly traded in securities markets elsewhere; or (5) American depositary receipts ("ADRs") (or similar instruments) with respect to the foregoing. Investing in foreign issuers, and in particular in emerging market equity securities, involves special risks. See "Common Investment Policies and Techniques; Risk Factors -- Foreign Securities."

The Portfolio intends to invest in Asia, Latin America, the Indian Sub-continent, Southern and Eastern Europe, the Middle East, and Africa, although it may not invest in all these markets at all times and may not invest in any particular market when it deems such an investment to be inadvisable. The Portfolio will normally diversify its investments among a number of different countries, although more than 25% of its total assets may be invested in securities denominated in a single currency. The concentration of the Portfolio's assets in this manner will increase the Portfolio's exposure to adverse developments affecting the value of that currency, subjecting the Portfolio to greater risk. For more information concerning the risks associated with investments denominated in foreign currencies, see "Common Investment Policies and Techniques; Risk Factors --

Foreign Securities." An issuer of securities purchased by the Portfolio may be domiciled in a country other than the country in whose currency the securities are denominated.

Assets not invested in emerging market equity securities may be invested in any combination of debt securities or equity securities, including securities of issuers located in developed countries, cash, money market instruments and repurchase agreements. In addition, the Portfolio may invest up to 10% of its total assets in lower-rated fixed income securities (i.e., securities rated below investment grade at the time of purchase or unrated securities of comparable quality at the time of purchase). Lower-rated securities (and unrated securities determined by Batterymarch to be of comparable quality) are considered to be primarily speculative and may be in default. The Portfolio may also invest in securities of other investment companies, invest in indexed securities and structured notes, purchase restricted and illiquid securities, borrow money for temporary or emergency purposes, engage in futures and options transactions, and engage in foreign currency exchange transactions. For more information, see "Common Investment Policies and Techniques; Risk Factors." Although the Portfolio has the ability to hedge its foreign currency risk, appropriate hedging instruments are not available with respect to most emerging market currencies, and it is therefore unlikely that the Portfolio will be able to employ such hedging strategies to a significant extent, if at all.

--------------------------------------------------------------------------------

COMMON INVESTMENT POLICIES AND TECHNIQUES; RISK FACTORS

Some or all of the Portfolios may engage in the following investment practices and techniques to the extent described in this Prospectus. See the SAI for a further description of the uses, risks and costs of these practices.

                               FOREIGN SECURITIES

Investing in the securities of issuers in any foreign country, or in securities denominated in a foreign currency, involves special risks and considerations not typically associated with investing in U.S. issuers or U.S. dollar-denominated securities. These include risks resulting from differences in accounting, auditing and financial reporting standards; lower liquidity than U.S. securities; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency out of a country); and political instability. In many cases, there is less publicly available information concerning foreign issuers than is available concerning U.S. issuers. Additionally, purchases and sales of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes and tax withholding. Foreign securities generally exhibit greater price volatility and a greater risk of illiquidity.

To the extent a Portfolio purchases securities denominated in a foreign currency, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income available for distribution. In addition, a Portfolio is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a Portfolio's income has been earned and translated into U.S. dollars (but before payment), the Portfolio could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

The relative performance of various countries' securities markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Bank deposit insurance, if any, may be subject to widely varying regulations and limits in foreign countries.

Foreign securities purchased by a Portfolio may be listed on foreign exchanges, traded over-the-counter or purchased in private transactions. Transactions on foreign exchanges are usually subject to mark-ups or commissions higher than negotiated commissions on U.S. transactions. There is less government supervision and regulation of exchanges and brokers in many foreign countries than in the United States. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. issuers having significant foreign operations.

EMERGING MARKET ISSUERS. The risks of foreign investment, described above, are greater for investments in emerging market issuers, and such investments should therefore be considered speculative. Debt securities of governmental and other issuers in emerging market countries will typically be rated below investment grade or be of comparable quality. For more information about lower-rated securities, see "Debt and Fixed Income Securities -- Lower-Rated Securities" below.

Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed markets around the world. Emerging market countries may experience substantial rates of inflation or deflation. Inflation, deflation and rapid fluctuations in such rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging market countries. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or deflation or mitigate their effects, inflation and deflation may continue to have significant effects both on emerging market countries and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings. Hedging instruments are not typically available with respect to investments in emerging market countries and, to the extent they are available, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) would make it virtually impossible to hedge effectively against such risks.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of a Portfolio to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the supply of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the Portfolio. In such a case, a Portfolio's ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the Portfolio is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, a Portfolio's ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

Many emerging market countries have little experience with the corporate form of business organization, and may not have well developed corporation and business laws or concepts of fiduciary duty in the business context. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of an emerging market country's securities markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited.

Some emerging markets have different settlement and clearance procedures, which, for example, may not call for delivery of a security to a Portfolio until well after the Portfolio has paid for such security. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended securities purchases due to settlement problems could cause that Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging market countries as a result of which trading of securities may cease or may be substantially curtailed and prices for a Portfolio's portfolio securities in such markets may not be readily available.

SOVEREIGN DEBT SECURITIES. Sovereign debt is subject to risks in addition to those relating to foreign investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor's willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multinational agencies, the country's access to trade and other international credits, and the country's balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future.

DEPOSITARY RECEIPTS. American Depositary Receipts, or "ADRs," are securities issued by a U.S. depositary (usually a bank) and represent a specified quantity of underlying non-U.S. securities on deposit with a custodian bank as collateral. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer or the underlying security. ADRs may also be subject to exchange rate risks if the underlying securities are denominated in foreign currency. The Portfolios may also invest in similar non-U.S. instruments issued by foreign banks or trust companies such as "GDRs" and "EDRs." For purposes of its investment policies, each Portfolio will treat ADRs and similar instruments as equivalent to investment in the underlying securities.

                              OPTIONS AND FUTURES

A futures contract is an agreement between the parties to buy or sell a specified amount of one or more securities, units of an index or currencies at a specified price and date; futures contracts are generally closed out by the parties in advance of that date for a cash settlement. Under an option contract, one party generally has the right to require the other to buy or sell a specified amount of securities, units of an index, currencies or futures contracts, and may exercise that right if the market price of the underlying instrument moves in a direction advantageous to the holder of the option. Options with respect to securities indices typically call for cash settlement instead of delivery of the securities that comprise the index. Options and futures are generally considered to be "derivatives."

The Portfolios may buy and sell (i.e., write) options and futures for hedging purposes and, to the extent permitted by applicable law, for non-hedging purposes, such as to earn additional income. Futures contracts and options may also be used for other non-hedging purposes, such as to simulate full investment in underlying securities while retaining a cash balance for Portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

The use of options and futures involves certain investment risks and transaction costs. These risks include (1) difficulty in predicting movements in the prices of individual securities or an index, fluctuations in the general securities markets or in market sectors and movements in interest rates and currency markets; (2) imperfect correlation, or no correlation at all, between movements in the price of options and futures contracts, movements in the price of the underlying instruments, index or currencies and movements in the securities or currencies that are the subject of a hedge; (3) the fact that skills needed to use these instruments are different from those needed to select a Portfolio's other investments; (4) the possible lack of a liquid secondary market for any particular instrument at any particular time; (5) the possibility that the use of cover or segregation involving a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other short-term obligations; and (6) the fact that, although use of these instruments for hedging purposes can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments. There can be no assurance that a Portfolio's use of futures contracts or options will be successful. Moreover, in the event that an anticipated change in the price of the instruments, index or currencies that are the subject of the strategy does not occur, the Portfolio might have been in a better position had it not used that strategy at all. Options and futures traded on U.S. or other exchanges may be subject to position and daily fluctuation limits, which may limit the ability of a Portfolio to reduce risk using such options and futures and may limit their liquidity.

The use of options and futures contracts for speculative purposes, e.g., to enhance income or to increase a Portfolio's exposure to a particular security or type of security or a particular foreign currency, subjects the Portfolio to additional risk. The use of options and futures to hedge an anticipated purchase also subjects a Portfolio to additional risk until the purchase is completed or the position is closed out.

Many options on securities are traded primarily on the over-the-counter ("OTC") market. OTC options are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much, if any, liquidity. Thus, when a Portfolio purchases an OTC option, it relies on the dealer from which it has purchased the option to make or take delivery of the instruments or currencies underlying the option or otherwise fulfill its obligations under the contract. Failure by the dealer to do so would result in the loss of the premium paid by that Portfolio as well as the loss of the expected benefit of the transaction. OTC options may be considered "illiquid securities" for purposes of each Portfolio's investment limitations.

                     FOREIGN CURRENCY EXCHANGE TRANSACTIONS

Each Portfolio that may invest in securities that are denominated in foreign currencies may engage in a variety of foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. These transactions may be engaged in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

A Portfolio may engage in transaction hedging to protect against a change in the foreign currency exchange rates between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. A Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, for transaction hedging purposes, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. Each Portfolio may also purchase and sell (i.e., write) exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the Portfolio intends to buy are denominated). For position hedging purposes, each Portfolio may purchase and sell (i.e., write) foreign currency futures contracts, foreign currency forward contracts, and options on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

A Portfolio's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies other than those in which its portfolio securities are then denominated. "Cross hedging" activities will be used when a Portfolio's Adviser believes that such transactions provide significant hedging opportunities for the Portfolio. Cross hedging transactions by a Portfolio involve the further risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the values of such currencies and of the currency or other asset or liability which is the subject of the hedge.

The decision as to whether and to what extent a Portfolio will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of a Portfolio's investments and the availability of suitable transactions. Accordingly, there can be no assurance that a Portfolio will engage in foreign currency exchange transactions at any given time or from time to time.

For a further discussion of the risks associated with purchasing and selling futures contracts and options, see "Options and Futures" above. A Portfolio may also use other foreign currency exchange instruments and techniques when available and deemed appropriate by its Adviser.

                  PREFERRED STOCKS AND CONVERTIBLE SECURITIES

A preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock (or another equity security) of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to (1) permit the issuer to redeem the security, (2) convert it into the underlying common stock or (3) sell it to a third party. Any of these actions could have an adverse effect on a Portfolio's ability to achieve its investment objective.

                        DEBT AND FIXED INCOME SECURITIES

The Portfolios may invest in a variety of debt and fixed income securities. These securities share one principal risk: their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of a Portfolio's fixed income investments. Conversely, during periods of rising interest rates, the value of a Portfolio's fixed income investments will generally decline. The magnitude of these fluctuations will generally be greater when a security's duration or average maturity is longer. Changes in the value of portfolio securities will not affect interest income from those securities, but will be reflected in a Portfolio's net asset value. The most common types of these instruments, and the associated risks, are described below. Subject to its investment policies and applicable law, each of the Portfolios may invest in these and other instruments.

U.S. GOVERNMENT OBLIGATIONS. U.S. Government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities. In the case of obligations not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

MORTGAGE-RELATED SECURITIES. Mortgage-related securities represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. Mortgage-related securities may be issued by governmental, government-related or non-governmental entities, and provide regular payments which consist of interest and, in most cases, principal. In contrast, other forms of debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In effect, payments on mortgage-related securities are a "pass-through" of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-related securities are caused by repayments resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the securities' effective maturities. The volume of prepayments of principal on a pool of mortgages underlying a particular mortgage-related security will influence the yield of that security, and the principal returned to a Portfolio may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had such prepayments not occurred. When interest rates are declining, such prepayments usually increase, and reinvestments of such principal prepayments will be at a lower rate than that on the original mortgage-related security. An increase in mortgage prepayments could cause the Portfolio to incur a loss on a mortgage-related security that was purchased at a premium. On the other hand, a decrease in the rate of prepayments, resulting from an increase in market interest rates or other causes, may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates and potentially increasing the volatility of a Portfolio's shares. The rate of prepayment may also be affected by general economic conditions, the location and age of the mortgages, and other social and demographic conditions. In determining the average maturity or duration of a mortgage-related security, a Portfolio's Adviser must apply certain assumptions and projections about the maturity and prepayment of such security; actual prepayment rates may differ. Because of prepayments, mortgage-related securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

ASSET-BACKED SECURITIES. Asset-backed securities refer to securities that directly or indirectly represent a participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Asset-backed securities are backed by a pool of assets representing the obligations often of a number of different parties. Certain of such securities may be illiquid.

The principal on asset-backed securities, like that on mortgage-backed securities, may be prepaid at any time. As a result, if such securities are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect. Conversely, if the securities are purchased at a discount, prepayments faster than expected will increase yield to maturity and prepayments slower than expected will decrease it. Accelerated prepayments also reduce the certainty of the yield because the Portfolio must reinvest the assets at the then-current rates. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal. On the other hand, a decrease in the rate of prepayments may extend the effective maturities of the securities, increasing their sensitivity to changes in market interest rates and potentially increasing the volatility of a Portfolio's shares. The rate of prepayment may also be affected by general economic conditions and other social and demographic conditions.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest in the underlying collateral, and the underlying collateral may become damaged or stolen.

CORPORATE DEBT SECURITIES. A Portfolio may invest in debt securities (i.e., bonds, debentures, notes and other similar debt instruments) of domestic or foreign non-governmental issuers which meet the minimum credit quality criteria, if any, set forth for the Portfolio. Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may include warrants, may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock.

LOWER-RATED SECURITIES. Non-investment grade securities, i.e., securities rated below Baa by Moody's or BBB by S&P or unrated securities of comparable quality, are described as "speculative" by Moody's and S&P and may be subject to greater market fluctuations and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Such securities are commonly referred to as "junk bonds." A Portfolio's Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions and will monitor the ratings of securities held by the Portfolios and the creditworthiness of their issuers. See the Appendix to this Prospectus for a description of the ratings assigned to fixed income securities by the rating agencies.

A debt security may be callable, i.e., subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a debt security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security or sell it to a third party. Either of these actions could have an adverse effect on a Portfolio's ability to achieve its investment objective because, for example, the Portfolio may be able to reinvest the proceeds only in securities with lower yields or may receive a price upon sale that is lower than it would have received in the absence of the redemption.

The prices of debt securities fluctuate in response to perceptions of the issuer's creditworthiness. Generally, lower-rated securities offer a higher current yield than that provided by higher grade issues, but also involve higher risks. Debt securities rated C by Moody's and S&P are bonds on which no interest is being paid and which can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated D by an NRSRO are bonds that are in default or arrears and have questionable value. Lower-rated securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates.

The market for lower-rated securities has expanded rapidly in recent years. This growth has paralleled a long economic expansion. At certain times in the past, the prices of many lower-rated securities declined, indicating concerns that issuers of such securities might experience financial difficulties. At those times, the yields on lower-rated securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur.

The market for lower-rated securities is generally thinner and less active than that for higher quality debt securities, which may make it difficult for a Portfolio to value its securities or may limit a Portfolio's ability to sell such securities at fair value. As a result, judgment plays a greater role in pricing such securities than is the case for securities having more active markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

The ratings of Moody's and S&P represent the opinions of those agencies as to the quality of the debt securities which they rate. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. If securities are rated investment grade by one rating organization and below investment grade by the other, a Portfolio's Adviser may rely on the rating that it believes is more accurate. Each Portfolio's Adviser will consider a security's quality and credit rating when determining whether such security is an appropriate investment. Subject to its investment objective, policies and applicable law, a Portfolio may purchase a security with the lowest rating (or an unrated security of comparable quality).

STRIPPED SECURITIES. Stripped securities are created by separating bonds into their principal and interest components and selling each piece separately (commonly referred to as IOs and POs). The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Portfolio's ability to buy or sell those securities at any particular time. The Board has approved guidelines for determining a security's liquidity and has delegated to each Portfolio's Adviser the responsibility for determining whether a particular security eligible for trading is "liquid" pursuant to such guidelines.

ZERO COUPON AND PAY-IN-KIND SECURITIES. A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A Portfolio investing in zero coupon bonds generally accrues income on such securities prior to the receipt of cash payments. Since each Portfolio must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, a Portfolio investing in zero coupon bonds may have to dispose of other securities to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

               COMMERCIAL PAPER AND OTHER SHORT-TERM INVESTMENTS

Each of the Portfolios may invest and hold cash or other short-term investments, including commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The Portfolios may purchase commercial paper issued pursuant to the private placement exemption in Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under federal securities laws in that any resale must similarly be made in an exempt transaction. The Portfolios may or may not regard such securities as illiquid, depending on the circumstances of each case.

Any Portfolio may also invest in obligations (including certificates of deposit, demand and time deposits and bankers' acceptances) of U.S. banks and savings and loan institutions. While domestic bank deposits are insured by an agency of the U.S. Government, the Portfolios will generally assume positions considerably in excess of the insurance limits.

                    INDEXED SECURITIES AND STRUCTURED NOTES

The values of indexed securities and structured notes are linked to currencies, other securities, interest rates, commodities, indices or other financial indicators ("reference instruments"). These instruments differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). An indexed security or structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable with respect to, or the interest rate of, an indexed security or structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

                              FORWARD COMMITMENTS

Each Portfolio may enter into commitments to purchase securities on a "forward commitment" basis, including purchases on a "when-issued" basis or a "to be announced" basis. When such transactions are negotiated, certain terms may be fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Such securities are often the most efficiently priced and have the best liquidity in the bond market. During the period between a commitment and settlement, no payment is made by the purchaser for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. In a "to be announced" transaction, a Portfolio commits to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage-backed securities transactions.

A Portfolio may sell the securities subject to a forward commitment purchase, which may result in a gain or loss. When a Portfolio purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen. Depending on market conditions, a Portfolio's forward commitment purchases could cause its net asset value to be more volatile.

Each Portfolio may also enter into a forward commitment to sell securities it owns and will generally do so only with the intention of actually delivering the securities. The use of forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. In a forward sale, a Portfolio does not participate in gains or losses on the security occurring after the commitment date. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined.

Forward commitment transactions involve additional risks similar to those associated with investments in options and futures contracts. See "Options and Futures Contracts." It is not expected that any Portfolio's purchases of forward commitments will at any time exceed, in the aggregate, 20% of that Portfolio's total assets.

                       RESTRICTED AND ILLIQUID SECURITIES

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. No securities for which there is not a readily available market ("illiquid securities") will be acquired by any Portfolio if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the Portfolio's net assets.

Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company's board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is "liquid." The Portfolios intend to rely on this rule, to the extent appropriate, to deem specific securities acquired through private placements as "liquid." The Board has approved guidelines for determining such securities' liquidity and has delegated to each Portfolio's Adviser the responsibility for determining whether a particular security eligible for trading under this rule is "liquid" pursuant to such guidelines. Investing in these restricted securities could have the effect of increasing a Portfolio's illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Illiquid securities may be difficult to value, and a Portfolio may have difficulty disposing of such securities promptly. The Portfolios do not consider foreign securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.

                    SECURITIES OF OTHER INVESTMENT COMPANIES

Investments in other investment companies may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities, and the total return on such investments will be reduced by the operating expenses and fees of such investment companies, including advisory fees. The Portfolios may invest in both closed-end and open-end investment companies.

                             REPURCHASE AGREEMENTS

A repurchase agreement is an agreement under which securities are acquired from a securities dealer or bank subject to resale at an agreed upon price and date. The securities are held by a Portfolio as collateral until retransferred and will be supplemented by additional collateral if necessary to maintain a total market value equal to or in excess of the value of the repurchase agreement. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. A Portfolio also bears the risk that the proceeds from any sale of collateral will be less than the repurchase price.

               REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWING

A reverse repurchase agreement is a portfolio management technique in which a Portfolio temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including interest payment. While engaging in reverse repurchase agreements, each Portfolio will maintain cash or securities in a segregated account with a value at least equal to the Portfolio's obligation under the agreements, adjusted daily. Reverse repurchase agreements may expose a Portfolio to greater fluctuations in the value of its assets and renders the segregated assets unavailable for sale or other disposition.

The Portfolios may also enter into dollar roll transactions in which a Portfolio sells a fixed income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities at an agreed upon future time. By engaging in the dollar roll transaction the Portfolio foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Portfolio would also be able to earn interest on the income that is received from the initial sale.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that a Portfolio is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, a Portfolio may be adversely affected.

Each Portfolio will limit its investments in reverse repurchase agreements and other borrowing (including dollar roll transactions) to no more than one-third of its total assets. To avoid potential leveraging effects of such borrowing (including reverse repurchase agreements and dollar rolls), a Portfolio will not make investments while its borrowing is in excess of 5% of its total assets.

                         LOANS OF PORTFOLIO SECURITIES

A Portfolio may lend its portfolio securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the Portfolio. During the time securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividends or interest paid on such securities, and the Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Portfolio or the borrower. A Portfolio may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. No Portfolio presently expects to have on loan at any given time securities totaling more than one-third of its net assets. A Portfolio runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may decline before the Portfolio can dispose of it.

                                     REITS

REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Under the Internal Revenue Code of 1986 (the "Code"), a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it generally distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs, and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITS combine the characteristics of both Equity REITs and Mortgage REITs.

While a Portfolio will not generally invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.

In addition to these risks, REITs may be affected by changes in the value of the underlying property owned by the trusts, or by the quality of any credit they extend. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain "special purpose" REITs in which a Portfolio invests may invest their assets in specific real estate sectors, such as hotel REITs, nursing home REITs or warehouse REITs, and are therefore subject to the risks associated with adverse developments in any such sectors.

                               PORTFOLIO TURNOVER

While it is impossible to predict portfolio turnover rates, the LM Value Institutional Portfolio, the LM Mid Cap Institutional Portfolio, the LM Total Return Institutional Portfolio, the Brandywine Small Cap Value Portfolio, the Batterymarch International Equity Portfolio and the Batterymarch Emerging Markets Portfolio currently expect that their average turnover rate will not exceed 100%, 100%, 100%, 175%, 75% and 50%, respectively.

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." As a result of a Portfolio's investment policies, under certain market conditions a Portfolio's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Higher portfolio turnover rates, such as those above 100%, are likely to result in higher brokerage commissions or other transactions costs and could give rise to a greater amount of taxable capital gains.

                       ALTERNATIVE INVESTMENT STRATEGIES

At times a Portfolio's Adviser may judge that conditions in the securities markets make pursuing the Portfolio's typical investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, a Portfolio may invest without limit in securities that the Adviser believes present less risk to a Portfolio, including equity securities, debt and fixed income securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments, or in other securities the Adviser considers consistent with such defensive strategies. As a result of these strategies, the Batterymarch International Equity Portfolio and the Batterymarch Emerging Markets Portfolio may invest up to 100% of their assets in securities of U.S. issuers. It is impossible to predict when, or for how long, a Portfolio will use these alternative strategies.

                            NEW INVESTMENT PRODUCTS

New types of mortgage-backed and asset-backed securities, derivative instruments and hedging instruments are developed and marketed from time to time. Consistent with its investment limitations, each Portfolio expects to invest in those new types of securities and instruments that its Adviser believes may assist the Portfolio in achieving its investment objective.

                              INVESTMENT POLICIES

Except for investment policies designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental policies. Changes to fundamental investment policies require shareholder approval; the Directors may change any non-fundamental investment policy without shareholder approval.

--------------------------------------------------------------------------------

PERFORMANCE DATA

Advertisements and other communications to shareholders or prospective investors may include performance information about a Portfolio. "Yield" for each class of shares of a Portfolio is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of the class on the last day of that period.

"Total return" is a measurement of the overall change in value, including changes in share price and assuming reinvestment of distributions, of an investment in a Portfolio. "Cumulative total return" shows a Portfolio's performance over a specific period of time. "Average annual total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in a Portfolio invested at the maximum public offering price.

Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, Portfolio operating expenses and the class of shares the investor purchases. Investment performance also often reflects the risks associated with a Portfolio's investment objective and policies. These factors should be considered when comparing a Portfolio's investment results with those of other mutual funds and other investment vehicles. Performance information is based on historical performance and should not be viewed as representative of a Portfolio's future performance. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Portfolio performance may be compared to that of various indexes. See the SAI.

--------------------------------------------------------------------------------

MANAGEMENT OF THE PORTFOLIOS

                               BOARD OF DIRECTORS

The business affairs of LM Institutional Fund Advisors II, Inc. ("Corporation") are managed under the direction of a Board of Directors, and the Directors of the Corporation are responsible for generally overseeing the conduct of each Portfolio's business. Information about the Directors and executive officers of the Corporation may be found in the SAI.

The Board of Directors has retained the Manager and the Advisers to manage the Portfolios' affairs, furnish a continuing investment program for the Portfolios and make investment decisions on their behalf, subject to such policies as the Directors may determine.

             ------------------------------------------------------

                    MANAGER, ADVISERS AND PORTFOLIO MANAGERS

The Portfolios are managed by the Manager. Each Portfolio pays the Manager a monthly fee based on the average net assets of the Portfolio at the following rates:

                                                                                                   ANNUAL PERCENTAGE OF
PORTFOLIO                                                                                           AVERAGE NET ASSETS
---------                                                                                          --------------------
LM Value Institutional Portfolio................................................................           0.60%
LM Mid Cap Institutional Portfolio..............................................................           0.60%
LM Total Return Institutional Portfolio.........................................................           0.60%
Brandywine Small Cap Value Portfolio............................................................           0.65%
Batterymarch International Equity Portfolio.....................................................           0.65%
Batterymarch Emerging Markets Portfolio.........................................................           0.65%

The Manager is a Maryland corporation formed on February 20, 1998 and is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company.

In order to assist in carrying out its investment advisory responsibilities, the Manager has retained the Advisers to render advisory services to the Portfolios. The Manager pays the fees of the Advisers.

The Manager pays a Portfolio's Adviser a monthly fee based on the average net assets of the Portfolio at the following rates:

PORTFOLIO                                                             ADVISER                              ADVISER FEE
---------                                                             -------                              -----------
LM Value Institutional                                                LMFA                                     .55%
LM Mid Cap Institutional                                              LMFA                                     .55%
LM Total Return Institutional                                         LMFA                                     .55%
Brandywine Small Cap Value                                            Brandywine                               .60%
Batterymarch International Equity                                     Batterymarch                             .60%
Batterymarch Emerging Markets                                         Batterymarch                             .60%

             ------------------------------------------------------

LMFA. LMFA acts as adviser or manager to eighteen investment company portfolios which had aggregate assets under management of approximately $12 billion as of April 30, 1998. LMFA's address is 100 Light Street, Baltimore, Maryland 21202. LMFA is a subsidiary of Legg Mason, Inc.

BRANDYWINE. Brandywine, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Brandywine were approximately $8.2 billion as of April 30, 1998. The address of Brandywine is Three Christina Centre, Suite 1200, 201 N. Walnut Street, Wilmington, Delaware 19801.

BATTERYMARCH. Batterymarch, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Batterymarch were approximately $4.4 billion as of April 30, 1998. The address of Batterymarch is 200 Clarendon Street, Boston, Massachusetts 02116.

EXPENSE LIMITATIONS. The Manager and the Advisers have until July 31, 1999 voluntarily agreed to waive their fees and/or reimburse each Portfolio in any month to the extent a Portfolio's expenses (exclusive of taxes, interest, deferred organizational expenses, 12b-1 fees, brokerage and extraordinary expenses) exceed during that month the annual rate of that Portfolio's average net assets set forth below:

LM Value Institutional Portfolio, LM Mid Cap
  Institutional Portfolio and LM Total Return
  Institutional Portfolio.........................   0.75%
Brandywine Small Cap Value Portfolio..............   0.85%
Batterymarch International Equity Portfolio.......   1.00%
Batterymarch Emerging Markets Portfolio...........   1.45%

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by a Portfolio to the Manager and the Advisers to the extent that from time to time during the next three fiscal years the repayment will not cause a Portfolio's expenses to exceed the limit, if any, imposed by the Manager and the Advisers at that time.

These agreements are voluntary and may be terminated by the Manager and the Advisers at any time.

             ------------------------------------------------------

PORTFOLIO MANAGERS. The names and business experience for the past five years for each portfolio manager are set forth in the following chart.

                                                           PORTFOLIO MANAGER AND BUSINESS EXPERIENCE (PAST FIVE
PORTFOLIO                                                  YEARS)
---------                                                  ----------------------------------------------------
LM Value Institutional Portfolio                           William H. Miller, III is a portfolio manager and
                                                           President of LMFA. Mr. Miller has been employed by LMFA
                                                           since 1982.

LM Mid Cap Institutional Portfolio                         William H. Miller, III (see above).

LM Total Return Institutional Portfolio                    Nancy T. Dennin is a portfolio manager and Senior Vice
                                                           President of LMFA. Ms. Dennin has been employed by LMFA
                                                           since 1985.

Brandywine Small Cap Value Portfolio                       Henry F. Otto is a senior portfolio manager at
                                                           Brandywine. Mr. Otto has been employed by Brandywine
                                                           since 1987. Steven M. Tonkovich is a portfolio manager
                                                           and analyst at Brandywine. Mr. Tonkovich has been
                                                           employed by Brandywine since 1989.

Batterymarch International Equity Portfolio                Batterymarch developed markets (EAFE) team.

Batterymarch Emerging Markets Portfolio                    Batterymarch emerging markets team.

             ------------------------------------------------------

                                THE DISTRIBUTOR

Legg Mason Wood Walker, Incorporated ("LMWW") is the distributor of each Portfolio's shares. LMWW pays certain expenses in connection with the offering of shares of each Portfolio, including any compensation to its financial advisors, the printing and distribution of prospectuses, SAIs and periodic reports used in connection with the offering to prospective investors, and expenses relating to any supplementary sales literature or advertising. The Portfolios bear the expenses of preparing, setting in type and mailing the prospectuses, SAIs and periodic reports to existing shareholders.

                             PORTFOLIO TRANSACTIONS

Each Portfolio's Adviser places all orders for the purchase and sale of portfolio investments with brokers or dealers selected by it in its discretion. It will seek the best price and execution of each Portfolio's orders. However, the Adviser may pay higher commission rates than the lowest available when it believes it is reasonable to do so in light of the value of brokerage and research services provided by the broker effecting the transaction. The Adviser may also consider sales of shares of the Portfolio (or other Portfolios or other funds managed by it or its affiliates, to the extent permitted by applicable law) in selecting broker-dealers to execute Portfolio transactions. The Portfolios may use LMWW, among others, as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution.

Some securities considered by an Adviser for purchase by a Portfolio may also be appropriate for other clients served by the Adviser. Transactions in such securities will be allocated among the Portfolios and such other clients in a manner considered fair and reasonable by the Adviser.

                                    EXPENSES

Each Portfolio pays its share of all expenses of the Corporation that are not assumed by the Manager, the Adviser or other parties, including Directors', auditing, legal, custodial, transfer agency and distribution fees (which are in turn allocated to the Financial Intermediary Class of shares).

ORGANIZATION AND HISTORY

The Corporation was incorporated in Maryland on January 13, 1998. Each Portfolio is an open-end, diversified management company. The Directors of the Corporation may, without shareholder approval, create, in addition to the Portfolios, other series of shares representing separate investment portfolios. Any such series may be divided without shareholder approval into two or more classes of shares having such terms as the Directors may determine.

The Corporation has a total of seven billion shares of common stock at par value $0.001. Each share has one vote, with fractional shares voting proportionally. Voting on matters pertinent only to a particular Portfolio, such as the adoption of an investment advisory contract for that Portfolio, is limited to that Portfolio's shareholders. Shares of all classes of a Portfolio will vote together as a single class except when otherwise required by law or as determined by the Directors. Shares are freely transferable, are entitled to dividends as declared by the Directors, and, if a Portfolio were liquidated, would receive the net assets of that Portfolio. Voting rights are not cumulative, and all shares of the Portfolios are fully paid and nonassessable and have no preemptive or conversion rights.

Although no Portfolio intends to hold annual shareholder meetings, it will hold a special meeting of shareholders when the Investment Company Act of 1940 (the "1940 Act") requires a shareholder vote on certain matters (including the election of Directors in certain cases or approval of an advisory contract).

Prior to the date of this Prospectus, the LM Value Institutional Portfolio was referred to as the Legg Mason Fund Adviser Large Cap Value Portfolio, the LM Mid Cap Institutional Portfolio was referred to as the Legg Mason Fund Adviser Mid Cap Value Portfolio and the LM Total Return Institutional Portfolio was referred to as the Legg Mason Fund Adviser Total Return Portfolio.

--------------------------------------------------------------------------------

PURCHASE OF SHARES

The Portfolios offer two classes of shares: Institutional Class and Financial Intermediary Class. Shares in the Financial Intermediary Class bear a 12b-1 fee. See "Distribution Plans" below for more information.

                               INITIAL INVESTMENT

Prior to or concurrent with the initial purchase of shares in any Portfolio, each investor must open an account for that Portfolio by completing and signing an Application and mailing it to LM Institutional Fund Advisors at the following address: P.O. Box 17635, Baltimore, Maryland 21297-1635. The Portfolios have established minimum investment criteria that vary depending upon which class of shares you wish to purchase. For Institutional Class shares, investors must have at least $50 million in assets and invest in the aggregate at least $1 million in the portfolios of LM Institutional Advisors II Inc. and the portfolios of LM Institutional Fund Advisors I Inc. For Financial Intermediary Class shares, investors must have at least $30 million in assets and invest in the aggregate at least $1 million in the portfolios of LM Institutional Advisors II Inc. and the portfolios of LM Institutional Fund Advisors I Inc. The Portfolios reserve the right to revise the minimum investment requirement and may waive it in their sole discretion.

A purchase order, together with payment in proper form, received by Boston Financial Data Services (the "Transfer Agent" or "BFDS") prior to the close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) ("close of the Exchange") will be effected at that day's net asset value. An order received after the close of the Exchange will generally be effected at the net asset value determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day.

Purchases of shares can be made by wiring federal funds to State Street Bank and Trust Company. Before wiring federal funds, the investor must first telephone the Portfolio at 1-888-42-LMIFA to receive instructions for wire transfer. On the telephone, the following information will be required: shareholder name; name of the person authorizing the transaction; shareholder account number; name of the Portfolio and class of shares to be purchased; amount being wired; and name of the wiring bank.

Funds should be wired through the Federal Reserve System to:

     State Street Bank and Trust Company
     ABA #011-000-028
     DDA #99046096
     LM Institutional Fund Advisors [insert name of
     Portfolio]
     [Insert your account name and number]

The wire should state that the funds are for the purchase of shares of a specific Portfolio and include the account name and number.

Shares may also be purchased and paid for by the contribution of eligible portfolio securities, subject in each case to approval by the Manager. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the Portfolio in question. Securities offered in payment for shares will be valued in the same way and at the same time the Portfolio values it portfolio securities for purposes of determining net asset value. See "How Each Portfolio Values Its Shares," below. Investors who wish to purchase Portfolio shares through the contribution of securities should contact the Portfolio at 1-888-42-LMIFA for instructions. Investors should also realize that at the time of contribution they may be required to recognize a gain or loss for tax purposes on securities contributed. The Portfolio has full discretion to reject any securities offered as payment for shares. As described below, each Portfolio may offer Financial Intermediary Class shares that are offered primarily through financial intermediaries. Each Portfolio may pay financial intermediaries for their services out of that class's assets pursuant to the class' distribution plan or otherwise. Legg Mason and its affiliates (including the Manager and the Advisers) may also from time to time, at their own expense, make payments to financial intermediaries that sell shares of the Portfolios or to other parties in connection with the sale of shares. If investors effect transactions through a broker or agent, investors may be charged a fee by that broker or agent.

Any shares purchased or received as a distribution will be credited directly to the investor's account.

                             ADDITIONAL INVESTMENTS

Additional investments may be made at any time at the relevant net asset value for that class by following the procedures outlined above. Investors should always furnish a shareholder account number when making additional purchases.

                           OTHER PURCHASE INFORMATION

Purchases will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

Each Portfolio and LMWW reserves the right, in its sole discretion, to suspend the offering of shares or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Portfolio; to waive the minimum initial investment for certain investors; and to redeem shares if information provided in the Application should prove to be incorrect in any manner judged by a Portfolio to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of a Portfolio). A Portfolio may suspend the offering of shares at any time and resume it at any time thereafter.

Shares of the Portfolios may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Portfolio are available for offer and sale in their State of residence. Shares of the Portfolio may not be offered or sold in any State unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Purchases and sales of Portfolio shares should be made for long-term investment purposes only. Each Portfolio reserves the right to restrict purchases of shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

                                RETIREMENT PLANS

Shares of the Portfolios are available for purchase by retirement plans, including 401(k) plans, 403(b) plans and Individual Retirement Accounts ("IRAs"). The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Portfolio as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

                          ACCOUNT REGISTRATION CHANGES

Changes in registration or account privileges may be made in writing to the Portfolio. Signature guarantees may be required. See "Signature Guarantee" below. All corre-spondence must include the account number and must be sent to:

     LM Institutional Fund Advisors
     P.O. Box 17635
     Baltimore, Maryland 21297-1635

--------------------------------------------------------------------------------

DISTRIBUTION PLANS

The Board of Directors has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act with respect to shares of the Financial Intermediary Class of each Portfolio. Under the terms of each Plan, a Portfolio is permitted to pay, out of the assets of the Financial Intermediary Class of the Portfolio, in an amount up to 0.40% on an annual basis of the average daily net assets of that class, LMWW, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium, and to reimburse certain other expenses and payments. Payments under the Plans are currently limited to 0.25% of average daily net assets. For more information regarding the Plans and their terms, see the SAI.

--------------------------------------------------------------------------------

REDEMPTION OF SHARES

Portfolio shares may be redeemed through three methods: (1) by sending a written request for redemption to LM Institutional Fund Advisors, P.O. Box 17635, Baltimore, Maryland 21297-1635; (2) by calling the Portfolio at 1-888-42-LMIFA; or (3) by wire communication with the Transfer Agent. In each case, the investor should first notify the Portfolio at 1-888-42-LMIFA of the intention to redeem. No charge is made for redemptions. Shareholders who wish to be able to redeem by telephone or wire communication must complete an authorization form in advance. Redemptions over $10,000,000 may be initiated by telephone, but must be confirmed in writing prior to processing. With respect to telephone redemptions or transfers, the Transfer Agent will process orders based on instructions from a shareholder, or any person claiming to act as his or her representative, who can provide it with his or her account registration and address as it appears on its records. The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions.

Upon receipt of a request for redemption as described below (a request "in good order") before the close of the Exchange on any day when the Exchange is open, the Transfer Agent will redeem Portfolio shares at that day's net asset value per share. Requests for redemption received by the Transfer Agent after the close of the Exchange will be executed at the net asset value next determined. However, orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day. The Portfolios may refuse to effect redemption requests during periods permitted by federal securities laws.

Requests for redemption should indicate:

1. The number of shares or dollar amount to be redeemed and the investor's shareholder account number;

2. The investor's name and the names of any co-owner of the account, using exactly the same name or names used in establishing the account;

3. Proof of authorization to request redemption on behalf of any co-owner of the account (please contact the Portfolio for further details); and

4. The name, address, and account number to which the redemption payment should be sent.

Payment of the redemption price normally will be made by wire the next business day after receipt of a redemption request in good order. However, each Portfolio reserves the right to postpone the payment date when the Exchange is closed, when trading is restricted, or during other periods as permitted by federal securities laws, or to take up to seven days to make payment upon redemption if the Portfolio involved could be adversely affected by immediate payment. Redemption proceeds may also be paid in kind at the discretion of the Portfolio. Shareholders who receive a redemption in kind may incur costs to dispose of such securities.

Shareholders of some investment companies have experienced difficulty contacting their funds by telephone during periods of intense market activity. Shareholders who are unable to contact a Portfolio by telephone and wish to make a redemption should follow the instructions for redeeming by mail or by wire.

Other supporting legal documents, such as copies of the trust instrument or power of attorney, may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption or repurchase. If you have a question concerning the sale or redemption of shares, please contact the Portfolio by calling 1-888-42-LMIFA.

Any Portfolio may elect to close any shareholder account when the current value of the account is less than $1 million due to redemptions or exchanges by the shareholder by redeeming all of the shares in the account and mailing the proceeds to the investor. If a Portfolio elects to redeem the shares in an account, the shareholder will be notified that the account is below $1 million and will be allowed 30 days in which to make an additional investment in order to avoid having the account closed. Shares will be redeemed at the net asset value calculated on the day of redemption. Any Portfolio may change the $1 million minimum account balance from time to time without notice to shareholders.

                              SIGNATURE GUARANTEE

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution"). Each Portfolio and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. Any Portfolio may change the signature guarantee requirements from time to time without prior notice to shareholders.

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE

Shareholders in any Portfolio may exchange their shares for shares of the same class of any of the other Portfolios or of any of the portfolios offered by LM Institutional Fund Advisors I Inc., provided that the shares of that class are being offered at the time of the proposed exchange. Investments by exchange among any of the Portfolios are made at the per share net asset values next determined after the order for exchange is received in good order.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where a Portfolio believes doing so would be in its best interest, the Portfolio reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. For further information concerning the exchange privilege, or to make an exchange, please contact the Portfolio at 1-888-42-LMIFA.

--------------------------------------------------------------------------------

NET ASSET VALUE

Net asset value per share of each class of shares is determined daily for each Portfolio as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time), on every day that the Exchange is open, by subtracting the Portfolio's liabilities attributable to a given class of shares from its total assets attributable to the class and dividing the result by the number of shares of that class outstanding. Net asset value will not be determined on days on which the Exchange is closed.

Portfolio securities and other assets for which market quotations are readily available are valued at current market value. Current market value means the last sale price of the day for a comparable position, or, in the absence of any such sales, the mean between representative bid and asked prices obtained from a quotation reporting system. Securities with remaining maturities of 60 days or less are generally valued at amortized cost. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotations obtained from brokers and dealers or pricing services which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available and whose durations are comparable to those of the securities being valued.

Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors or persons acting at their direction. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Directors or persons acting at their direction may determine in computing net asset value.

Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the Exchange and values of foreign investments will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the Exchange which will not be reflected in the computation of the net asset value. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by the Directors or persons acting at their direction.

--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The LM Value Institutional Portfolio and the LM Total Return Institutional Portfolio declare and pay dividends quarterly out of their net investment income for that quarter. All other Portfolios declare and pay dividends annually out of their net investment income for that year. Distributions of net realized capital gains are made annually.

Shareholders may elect to receive dividends and distributions in one of four ways:

     1) Receive both dividends and other distributions in shares of the same class of the distributing Portfolio;

     2) Receive dividends in cash and other distributions in shares of the same class of the distributing Portfolio;

     3) Receive dividends in shares of the same class of the distributing Portfolio and other distributions in cash; or

     4) Receive both dividends and other distributions in cash.

If no election is made, both dividends and other distributions are credited to a shareholder's Portfolio account in shares (of the same class as the shares already held) at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date.

Reinvestment of dividends and other distributions occurs on the ex-dividend date. An election to receive dividends or other distributions in cash rather than additional shares may be made by notifying the Portfolio in writing.

If a shareholder has elected to receive dividends and/or other distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

The Directors reserve the right to revise the dividend policy or postpone the payment of dividends if warranted in their judgment due to unusual circumstances, such as an unexpected large expense, loss or fluctuation in net asset value.

--------------------------------------------------------------------------------

TAX INFORMATION

Each Portfolio intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Each Portfolio will distribute substantially all its net investment income and net realized capital gains to its shareholders on a current basis.

Distributions from a Portfolio (whether paid in cash or reinvested in shares of the Portfolio) will be taxable to shareholders (other than IRAs, other qualified retirement plans and other tax-exempt investors) as ordinary income to the extent derived from the Portfolio's investment income and net short-term gains. Portfolio distributions of net capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable as long-term capital gain.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

A Portfolio's investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, a Portfolio's yield on those securities would be decreased.

If at the end of a Portfolio's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Portfolio may make an election to treat any foreign taxes paid by it as paid by its shareholders. In this case, shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents generally will be required to include in U.S. taxable income their pro rata share of such taxes, but may then generally be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Portfolio may be subject to certain limitations (including a holding period requirement, applicable to both a Portfolio and its shareholders, imposed by the Taxpayer Relief Act of 1997).

A Portfolio's transactions in foreign currencies and hedging activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of a Portfolio's income distributions to constitute a return of capital for tax purposes or require a Portfolio to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

Investment in an entity that qualifies as a "passive foreign investment company" under the Internal Revenue Code of 1986 could subject a Portfolio to a U.S. federal income tax or other charge on certain "excess distributions" with respect to the investment, and on the proceeds from disposition of the investment. A Portfolio may make an election to mark the gains (and to a limited extent losses) in such investments "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the Portfolio's taxable year.

Early each year each Portfolio will notify its shareholders of the amount and tax status of distributions paid during that year.

The foregoing is a summary of certain federal income tax consequences of investing in a Portfolio. Shareholders are urged to consult their tax advisers with respect to the effects of this investment on their particular tax situation (including possible liability for state and local taxes).

APPENDIX A -- SECURITIES RATINGS

The following rating services describe rated securities as follows:

MOODY'S INVESTORS SERVICE, INC.

BONDS

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTES

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

COMMERCIAL PAPER

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

 --  Leading market positions in well established industries.

 --  High rates of return on funds employed.

 -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

 -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

 -- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S

BONDS

AAA -- Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C -- Debt rated "BB", "B", "CCC" , "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B -- Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned as actual or implied "BB" or "BB-" rating.

CCC -- Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC -- The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C -- The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D -- Bonds rated "D" are in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTES

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus sign (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

SHORT TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2 -- Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 -- Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S -- Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D -- Default. Issues assigned this rating are in actual or imminent payment default.

LOC -- The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

APPENDIX B -- PRIOR PERFORMANCE OF ADVISERS' OTHER ACCOUNTS

The Portfolios are newly organized, have not yet commenced operations and have no performance record of their own. However, the Advisers have managed other client accounts that have investment objectives and policies that are similar, but not necessarily identical to, those of the Portfolios. Representative investment performance for these accounts is stated below. The investment performance is shown on an annual total return basis, with returns for periods of less than one year not annualized, and on an average annual total return basis. The performance information is provided through June 30, 1998.

The prior performance information shown is in two forms: (1) composites of certain of the Adviser's separately managed accounts and (2) SEC-registered, open-end investment companies. In each case, the account or accounts have investment objectives and policies substantially similar (although not necessarily identical) to those of the relevant Portfolio; were managed throughout the periods shown using investment styles and strategies substantially similar (although not necessarily identical) to those of the relevant Portfolio; and, to the extent a composite of accounts is shown, the composite includes all of the fully-discretionary, fee-paying accounts managed by such Adviser during the periods shown using investment objectives, policies and strategies substantially similar (although not necessarily identical) to those of the relevant Portfolio.

The performance information for composites has been adjusted to give effect to the Portfolios' estimated fees and expenses, before waivers and reimbursements, for the Financial Intermediary Class shares as shown in the table on page 9. The performance information for composites assumes reinvestment of all dividends and proceeds from capital transactions and has been prepared in accordance with the Performance Presentation Standards established by the Association for Investment Management and Research ("AIMR standards"), except for the deduction of estimated fees and expenses as noted above. The performance results would be more favorable if they had been adjusted for estimated fees and expenses of the Institutional Class shares of the Portfolios. Accounts included in composites are generally not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on each of the Portfolios by the 1940 Act or the Code. The performance results for these accounts might have been adversely affected had the accounts been subject to these requirements, restrictions and limitations.

Performance for SEC-registered, open-end investment companies is calculated using the SEC's standardized total return formula, which is based upon the change in value of an assumed initial investment of $1,000 from the beginning through the end of a period and assumes reinvestment of all dividends and other distributions. For periods of more than one year, the result is then annualized and expressed as a percentage of the initial investment, and includes the effect of operating expenses, including advisory fees. Information about the investment objectives, policies, expenses and net assets of each of the investment companies follows the performance information.

The method for calculating performance for the composites produces a different result than if the performance were calculated using the SEC's method for calculating the total return of an open-end investment company.

A Portfolio's expenses, timing of purchases and sales of portfolio securities, timing and availability of cash flows, cash positions (which are typically greater for open-end investment companies than for separate accounts), and brokerage commissions are some of the reasons that might cause performance results of the Portfolio to vary from that of the accounts and/or investment companies shown below. In particular, the large infusions of cash that are typically associated with the commencement of operations of new mutual funds such as the Portfolios, as well as differences in the amount of assets, which can affect the ability and the manner in which security positions are accumulated or liquidated, may also cause a Portfolio's performance to vary from that of the accounts and/or investment companies shown below.

As noted above, the investment objective, policies, styles and strategies of each Portfolio are not necessarily identical to those of the relevant accounts and/or investment companies shown below. Again, for these and other reasons, the performance of the Portfolios will vary from that of the accounts and/or investment companies.

PRIOR PERFORMANCE OF ACCOUNTS SIMILAR TO THE LM VALUE INSTITUTIONAL PORTFOLIO. The investment performance for the period from July 1, 1988 to June 30, 1998 for the Primary class of shares of the Legg Mason Value Trust ("Value Trust") is shown below. The benchmark index to which Value Trust is compared is the S&P 500 Index. The S&P 500 Index is an unmanaged index representing the performance of 500 companies selected by S&P. Although used as a benchmark, the Index's performance may not be comparable to Value Trust's performance because, unlike the performance of Value Trust, the Index's performance has not been adjusted for any fees or expenses.

YEARLY TOTAL RETURN
-----------------------------------------------------------
                              ACCOUNT           S&P 500
   YEAR ENDED JUNE 30     PERFORMANCE (%)   PERFORMANCE (%)
------------------------  ---------------   ---------------
1998                               38.48             30.16
1997                               52.16             34.71
1996                               28.64             26.00
1995                               27.59             26.07
1994                                4.86              1.41
1993                               13.95             13.63
1992                               18.48             13.41
1991                               -5.20              7.39
1990                                4.80             16.49
1989                               16.67             20.55

                               AVERAGE ANNUAL RETURNS
                          ---------------------------------
                              ACCOUNT           S&P 500
  PERIOD ENDED JUNE 30    PERFORMANCE (%)   PERFORMANCE (%)
------------------------  ---------------   ---------------
1 Year                             38.48             30.16
3 Year                             39.43             30.24
5 Year                             29.39             23.08
10 Year                            18.96             18.54

Value Trust, which commenced operations on April 16, 1982, is a diversified open-end investment company. Value Trust's investment objective is long-term growth of capital. Value Trust invests primarily in securities that appear to be undervalued in relation to the long-term earning power or asset value of their issuers. Value Trust invests primarily in companies with a record of earnings and dividends, reasonable return on equity, and sound finances. Value Trust may from time to time invest in securities that pay no dividends or interest. Current dividend income is not a prerequisite in the selection of equity securities. Value Trust normally invests primarily in equity securities. It may invest in debt securities for temporary defensive purposes and, consistent with its investment objective, during periods when or under circumstances where LMFA believes the return on certain debt securities may equal or exceed the return on equity securities. Value Trust may invest in debt securities of both foreign and domestic issuers of any maturity without regard to rating, and may invest its assets in such securities without regard to a percentage limit. LMFA currently anticipates that, under normal market conditions, Value Trust will invest no more than 25% of its total assets in long-term debt securities. Up to 10% of Value Trust's total assets may be invested in debt securities not rated investment grade, i.e., not rated at least BBB by S&P or Baa by Moody's or, if unrated by those entities, deemed by LMFA to be of comparable quality. Value Trust may purchase preferred stock, indexed securities, closed-end investment companies, foreign securities (25% or less of total assets), illiquid securities (10% or less of net assets) and when-issued securities; may invest in futures and options transactions, including puts and calls; and may enter into forward foreign currency contracts. As of June 30, 1998, Value Trust had approximately $5,753,938,809 in assets. For its fiscal year ended March 31, 1998, the Primary shares of Value Trust had a total expense ratio of 1.73%.

Legg Mason Capital Management, Inc. ("LMCM"), an affiliate of LMFA (the Adviser to the Portfolio) that shares investment personnel with LMFA, manages separate accounts in a manner substantially similar (although not necessarily identical to) that of the Portfolio. The total return for the composite of these accounts for the year ended June 30, 1998 and the period from January 1, 1997 through June 30, 1997 was 35.52% and 22.30%, respectively, and the average annual total return for the composite for one year (July 1, 1997 to June 30, 1998) was 35.52% and since inception (January 1, 1997 to June 30, 1998) was 38.81%. The number of accounts included in the composite has ranged from 1 to 25 over the relevant period and the aggregate assets of the accounts has ranged from $4.4 million to $599.3 million over the period. All of the fully discretionary tax-exempt accounts of LMCM with assets greater than $3 million are included in the composite after a period of three months and after the account becomes fully invested. Taxable and non-fully discretionary accounts and accounts that hold large amounts of cash are not managed by LMCM in a manner that is substantially similar to the Portfolio. The inclusion of taxable accounts, non-fully discretionary accounts, or accounts that hold large amounts of cash might have adversely affected the performance of the composite. Accounts included in the composite are generally not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the 1940 Act or the Code. The performance results for these accounts might have been adversely affected had the accounts been subject to these requirements, restrictions and limitations. These potential differences do not adversely affect the determination that the accounts included in this composite are managed in a substantially similar manner to the Portfolio.

THE PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO, WHICH IS NEWLY-ORGANIZED, HAS NOT YET COMMENCED OPERATIONS AND HAS NO PERFORMANCE RECORD OF ITS OWN. THE PERFORMANCE INFORMATION SHOULD NOT BE CONSIDERED A PREDICTION OF FUTURE PERFORMANCE OF THE PORTFOLIO. THE PORTFOLIO'S PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT SHOWN.

PRIOR PERFORMANCE OF AN ACCOUNT SIMILAR TO THE LM MID CAP INSTITUTIONAL PORTFOLIO. The investment performance for the period from July 1, 1988 to June 30, 1998 for the Primary class of shares of the Legg Mason Special Investment Trust ("Special Investment Trust") is shown below.

The benchmark index to which Special Investment Trust is compared is the Russell 2000 Index. The Russell 2000 Index is an unmanaged index representing the performance of the 2000 smallest of the 3000 largest U.S.-domiciled corporations, ranked by market capitalization. Although used as a benchmark, the Index's performance may not be comparable to Special Investment Trust's performance since, unlike the performance of Special Investment Trust, the Index's performance has not been adjusted for any fees or expenses.

YEARLY TOTAL RETURN
-----------------------------------------------------------
                              ACCOUNT        RUSSELL 2000
   YEAR ENDED JUNE 30     PERFORMANCE (%) P PERFORMANCE (%) X
------------------------  ---------------   ---------------
1998                               22.29             16.51
1997                               22.52             16.33
1996                               25.89             23.89
1995                                8.85             20.11
1994                                4.97              4.34
1993                               25.72             26.01
1992                               12.34             14.54
1991                               14.37              1.33
1990                               10.96              2.96
1989                               20.57             12.81

                               AVERAGE ANNUAL RETURNS
                          ---------------------------------
                              ACCOUNT        RUSSELL 2000
  PERIOD ENDED JUNE 30    PERFORMANCE (%)   PERFORMANCE (%)
------------------------  ---------------   ---------------
1 Year                             22.29             16.51
3 Year                             23.56             18.86
5 Year                             16.60             16.04
10 Year                            16.63             13.58

Special Investment Trust, which commenced operations on December 30, 1985, is a diversified open-end investment company. Special Investment Trust's investment objective is capital appreciation. Current income is not a consideration. Special Investment Trust invests principally in equity securities, and securities convertible into equity securities, of companies with market capitalizations of less than $2.5 billion which LMFA believes have one or more of the following characteristics: they are not closely followed by, or are out of favor with, investors, and appear to be undervalued in relation to their long-term earning power or asset values; unusual developments have occurred which suggest the possibility that the market value of the securities will increase; or they are involved in actual or anticipated reorganizations or restructurings under the Bankruptcy Code (no more than 20% of Special Investment Trust's total assets may be invested in such securities). Special Investment Trust also invests in debt securities of companies having one or more of these characteristics. Special Investment Trust may invest in larger, more highly-capitalized companies when circumstances warrant such investments. Special Investment Trust may invest up to 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings, and may purchase debt securities. Up to 35% of its net assets may be invested in debt securities not rated at least BBB by S&P, or Baa by Moody's, and securities unrated by those entities, deemed by LMFA to be of comparable quality. Special Investment Trust may purchase preferred stock, indexed securities, closed-end investment companies, foreign securities (25% or less of total assets), illiquid securities (10% or less of net assets) and when-issued securities; may invest in futures and options transactions, including puts and calls; and may enter into forward foreign currency contracts. When conditions warrant, for temporary defensive purposes, Special Investment Trust also may invest without limit in short-term debt instruments. As of June 30, 1998, Special Investment Trust had approximately $1,626,638,158 in assets. For its fiscal year ended June 30, 1998, the Primary shares of Special Investment Trust had a total expense ratio of 1.86%.

THE PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO, WHICH IS NEWLY-ORGANIZED, HAS NOT YET COMMENCED OPERATIONS AND HAS NO PERFORMANCE RECORD OF ITS OWN. THE PERFORMANCE INFORMATION SHOULD NOT BE CONSIDERED A PREDICTION OF FUTURE PERFORMANCE OF THE PORTFOLIO. THE PORTFOLIO'S PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT SHOWN.

PRIOR PERFORMANCE OF AN ACCOUNT SIMILAR TO THE LM TOTAL RETURN INSTITUTIONAL PORTFOLIO. The investment performance for the period from July 1, 1988 to June 30, 1998 for the Primary class of shares of the Legg Mason Total Return Trust, Inc. ("Total Return Trust") is shown below. The benchmark index to which Total Return Trust is compared is the S&P 500 Index. The S&P 500 Index is an unmanaged index representing the performance of 500 companies selected by S&P. Although used as a benchmark, the Index's performance may not be comparable to Total Return Trust's performance since, unlike the performance of Total Return Trust, the Index's performance has not been adjusted for any fees or expenses.

YEARLY TOTAL RETURN
-----------------------------------------------------------
                              ACCOUNT        S&P 500 INDEX
   YEAR ENDED JUNE 30     PERFORMANCE (%)   PERFORMANCE (%)
------------------------  ---------------   ---------------
1998                               23.31             30.16
1997                               38.14             34.71
1996                               23.28             26.00
1995                               11.83             26.07
1994                                4.69              1.41
1993                               14.66             13.63
1992                               25.09             13.41
1991                                2.45              7.39
1990                               -0.84             16.49
1989                               14.16             20.55

                               AVERAGE ANNUAL RETURNS
                          ---------------------------------
                              ACCOUNT        S&P 500 INDEX
  PERIOD ENDED JUNE 30    PERFORMANCE (%)   PERFORMANCE (%)
------------------------  ---------------   ---------------
1 Year                             23.31             30.16
3 Year                             28.06             30.24
5 Year                             19.71             23.08
10 Year                            15.13             18.54

Total Return Trust, which commenced operations on November 21, 1985, is a diversified open-end investment company. Total Return Trust's investment objective is to obtain capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. Total Return Trust invests in dividend-paying common stocks, debt securities and securities convertible into common stocks which, in the opinion of LMFA, offer potential for attractive total return. Total Return Trust also invests in common stocks and securities convertible into common stocks which do not pay current dividends but which, in LMFA's opinion, offer prospects for capital appreciation and future income. Total Return Trust may invest in debt securities, including government, corporate and money market securities, consistent with its investment objective, during periods when or under circumstances where LMFA believes the return on certain debt securities may equal or exceed the return on equity securities. Total Return Trust may invest in debt securities of any maturity of both foreign and domestic issuers without regard to rating and may invest its assets in such securities without regard to a percentage limit. LMFA currently anticipates that, under normal market conditions, Total Return Trust will invest no more than 50% of its total assets in intermediate-term and long-term debt securities, and no more than 5% of its total assets in debt securities not rated investment grade, i.e., not rated at least BBB by S&P or Baa by Moody's or, if unrated by those entities, deemed by LMFA to be of comparable quality. Total Return Trust also may purchase preferred stock, indexed securities, closed-end investment companies, foreign securities (25% or less of total assets), illiquid securities (10% or less of net assets) and when-issued securities; may invest in futures and options transactions, including puts and calls; and may enter into forward foreign currency contracts. As of June 30, 1998, Total Return Trust had approximately $728,661,319 in assets. For its fiscal year ended June 30, 1998, the Primary shares of Total Return Trust had a total expense ratio of 1.88%.

THE PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO, WHICH IS NEWLY-ORGANIZED, HAS NOT YET COMMENCED OPERATIONS AND HAS NO PERFORMANCE RECORD OF ITS OWN. THE PERFORMANCE INFORMATION SHOULD NOT BE CONSIDERED A PREDICTION OF FUTURE PERFORMANCE OF THE PORTFOLIO. THE PORTFOLIO'S PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT SHOWN.

PRIOR PERFORMANCE OF ACCOUNTS SIMILAR TO THE BRANDYWINE SMALL CAP VALUE PORTFOLIO. The investment performance for the period from September 30, 1988 to June 30, 1998 of all accounts managed by Brandywine that are substantially similar to the Portfolio is shown below. The benchmark index to which the accounts are compared is the Russell 2000 Index. The Russell 2000 Index is an unmanaged index representing the performance of the 2000 smallest of the 3000 largest U.S.-domiciled corporations, ranked by market capitalization. Although used as a benchmark, the Index's performance may not be comparable to the accounts' performance since, unlike the performance of the accounts, the Index's performance has not been adjusted for any fees or expenses.

YEARLY TOTAL RETURN
-----------------------------------------------------------
                             COMPOSITE       RUSSELL 2000
   YEAR ENDED JUNE 30     PERFORMANCE (%)   PERFORMANCE (%)
------------------------  ---------------   ---------------
1998                               23.16             16.51
1997                               32.65             16.33
1996                               19.21             23.89
1995                               16.87             20.11
1994                                6.26              4.34
1993                               22.53             26.01
1992                               18.01             14.54
1991                               13.21              1.33
1990                               -2.82              2.96
1989 (beginning
  September 30, 1988)              12.88             12.81

                               AVERAGE ANNUAL RETURNS
                          ---------------------------------
                             COMPOSITE       RUSSELL 2000
  PERIOD ENDED JUNE 30    PERFORMANCE (%)   PERFORMANCE (%)
------------------------  ---------------   ---------------
1 Year                             23.16             16.51
3 Year                             24.88             18.86
5 Year                             19.32             16.04
Since Inception
  September 30, 1988               16.26             13.58

The number of accounts included in the composite has ranged from 2 to 9 over the relevant period and the aggregate assets of the accounts has ranged from $21 million to $1 billion over the period. One of the accounts included in the composite is a registered open-end investment company. Accounts included in the composite are generally not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the 1940 Act or the Code. The performance results for these accounts might have been adversely affected had the accounts been subject to these requirements, restrictions and limitations. In addition, the accounts included in the composite have invested in so-called "micro" cap stocks to a greater extent than the Portfolio is likely to. These potential differences do not adversely affect the determination that the accounts included in this composite are managed in a substantially similar manner to the Portfolio.

THE PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO, WHICH IS NEWLY-ORGANIZED, HAS NOT YET COMMENCED OPERATIONS AND HAS NO PERFORMANCE RECORD OF ITS OWN. THE PERFORMANCE INFORMATION SHOULD NOT BE CONSIDERED A PREDICTION OF FUTURE PERFORMANCE OF THE PORTFOLIO. THE PORTFOLIO'S PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT SHOWN.

PRIOR PERFORMANCE OF ACCOUNTS SIMILAR TO THE BATTERYMARCH INTERNATIONAL EQUITY PORTFOLIO. The investment performance for the period from July 1, 1988 to June 30, 1998 of all accounts managed by Batterymarch that are substantially similar to the Portfolio is shown below. The benchmark index to which the accounts are compared is the MSCI Europe Australia & Far East Index ("MSCI EAFE"). The MSCI EAFE is an unmanaged index representing the performance of share prices of approximately 1100 companies listed on stock exchanges around the world. Twenty countries are included in the Index. Although used as a benchmark, the Index's performance may not be comparable to the accounts' performance since, unlike the performance of the accounts, the Index's performance has not been adjusted for any fees or expenses.

YEARLY TOTAL RETURN
-----------------------------------------------------------
                             COMPOSITE         MSCI EAFE
   YEAR ENDED JUNE 30     PERFORMANCE (%)   PERFORMANCE (%)
------------------------  ---------------   ---------------
1998                               11.72              6.38
1997                               18.51             13.16
1996                               14.24             13.62
1995                                1.20              1.95
1994                               17.32             17.30
1993                                6.60             20.70
1992                                8.26             -0.31
1991                              -15.96            -11.23
1990                               25.04              3.53
1989                               11.49              9.79

                               AVERAGE ANNUAL RETURNS
                          ---------------------------------
                             COMPOSITE         MSCI EAFE
  PERIOD ENDED JUNE 30    PERFORMANCE (%)   PERFORMANCE (%)
------------------------  ---------------   ---------------
1 Year                             11.72              6.38
3 Year                             14.82             11.06
5 Year                             12.60             10.48
10 Year                             9.84              7.49

The number of accounts included in the composite has ranged from 4 to 11 over the relevant period and the aggregate assets of the accounts has ranged from $700 million to $1.8 billion over the period. One of the accounts included in the composite is the mutual fund described below. Accounts included in the composite are generally not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the 1940 Act or the Code. The performance results for these accounts might have been adversely affected had the accounts been subject to these requirements, restrictions and limitations. These potential differences do not adversely affect the determination that the accounts included in this composite are managed in a substantially similar manner to the Portfolio. The performance of the composite is calculated based on AIMR standards, including the performance of the "mutual fund account" included in the composite, while the separate performance of the mutual fund shown below is calculated according to the SEC's method for calculating performance.

The investment performance for the period from February 17, 1995 to December 31, 1997 for the Primary shares of the Legg Mason International Equity Trust ("International Equity Trust"), which has been advised by Batterymarch since its inception, is shown below.

YEARLY TOTAL RETURN
-----------------------------------------------------------
                              ACCOUNT          MSCI EAFE
   YEAR ENDED JUNE 30     PERFORMANCE (%)   PERFORMANCE (%)
------------------------  ---------------   ---------------
1998                                5.73              6.38
1997                               18.74             13.16
1996                               15.90             13.62
1995 (Inception February
  17, 1995)                         4.00              6.08

                               AVERAGE ANNUAL RETURNS
                          ---------------------------------
                              ACCOUNT          MSCI EAFE
  PERIOD ENDED JUNE 30    PERFORMANCE (%)   PERFORMANCE (%)
------------------------  ---------------   ---------------
1 Year                              5.73              6.38
3 Years                            13.32             11.06
Since Inception
  (February 17, 1995)              13.08              9.81

International Equity Trust, which commenced operations on February 17, 1995, is a diversified open-end investment company. International Equity Trust's investment objective is maximum long-term total return. International Equity Trust normally invests at least 65% of its assets in equity securities of companies located outside the United States, and Batterymarch currently intends to invest substantially all of International Equity Trust's assets in non-U.S. equity securities. International Equity Trust may invest up to 35% of its total assets in emerging market securities. When cash is temporarily available, or for temporary defensive purposes, when Batterymarch believes such action is warranted by abnormal market or economic situations, International Equity Trust may invest without limit in cash and U.S. dollar-denominated money market instruments, including repurchase agreements of domestic issuers. When Batterymarch believes such action is warranted by abnormal market or economic situations, for temporary defensive purposes, International Equity Trust also may invest without limit in short-term debt instruments, including government, corporate and money market securities of domestic issuers. International Equity Trust is authorized to invest in stock index futures and options. International Equity Trust may also enter into forward foreign currency exchange contracts in order to protect against fluctuations in exchange rates. International Equity Trust also may purchase securities other than common stock, such as debentures or preferred stock that may or may not be convertible into common stock. Some of these instruments may be rated below investment grade. International Equity Trust will not purchase securities rated below investment grade (or comparable unrated securities) if, as a result, more than 5% of its assets would be so invested. International Equity Trust may also invest in open- and closed-end investment companies, illiquid securities (15% or less of net assets) and when-issued securities; may invest in futures and options transactions, including puts and calls; and may borrow money, lend securities and enter into repurchase and reverse repurchase agreements. As of June 30, 1998, International Equity Trust had approximately $286,359,073 in assets. For its fiscal year ended December 31, 1997, the Primary shares of International Equity Trust had a total expense ratio of 2.17%.

THE PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO, WHICH IS NEWLY-ORGANIZED, HAS NOT YET COMMENCED OPERATIONS AND HAS NO PERFORMANCE RECORD OF ITS OWN. THE PERFORMANCE INFORMATION SHOULD NOT BE CONSIDERED A PREDICTION OF FUTURE PERFORMANCE OF THE PORTFOLIO. THE PORTFOLIO'S PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT SHOWN.

PRIOR PERFORMANCE OF ACCOUNTS SIMILAR TO THE BATTERYMARCH EMERGING MARKETS PORTFOLIO. The investment performance for the period from January 1, 1994 to June 30, 1998 of all accounts managed by Batterymarch that are substantially similar to the Portfolio is shown below. The benchmark index to which the accounts are compared is the MSCI Emerging Markets Free Index with Gross Dividends ("MSCI EMF"). The MSCI EMF is an unmanaged index representing the performance of a market weighted aggregate of 26 individual emerging country indices and takes into account local and market restrictions on share ownership by foreigners. Although used as a benchmark, the Index's performance may not be comparable to the accounts' performance since, unlike the performance of the accounts, the Index's performance has not been adjusted for any fees or expenses.

YEARLY TOTAL RETURN
-----------------------------------------------------------
                             COMPOSITE         MSCI EMF
   YEAR ENDED JUNE 30     PERFORMANCE (%)   PERFORMANCE (%)
------------------------  ---------------   ---------------
1998                              -34.01            -39.08
1997                               19.99             12.82
1996                               10.61              8.47
1995                               -7.51              0.01
1994                              -10.82             -9.04

                               AVERAGE ANNUAL RETURNS
                          ---------------------------------
                             COMPOSITE         MSCI EMF
  PERIOD ENDED JUNE 30    PERFORMANCE (%)   PERFORMANCE (%)
------------------------  ---------------   ---------------
1 Year                            -34.01            -39.08
3 Year                             -1.14             -5.93
Since Inception
  (January 1, 1994)                -2.64             -4.44

The number of accounts included in the composite has ranged from 1 to 5 over the relevant period and the aggregate assets of the accounts has ranged from $65 million to $1 billion over the period. One of the accounts included in the composite is the mutual fund described below. Accounts included in the composite are generally not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the 1940 Act or the Code. The performance results for these accounts might have been adversely affected had the accounts been subject to these requirements, restrictions and limitations. These potential differences do not adversely affect the determination that the accounts included in this composite are managed in a substantially similar manner to the Portfolio. The performance of the composite is calculated based on AIMR standards, including the performance of the "mutual fund account" included in the composite, while the separate performance of the mutual fund shown below is calculated according to the SEC's method for calculating performance.

The investment performance for the period from May 28, 1996 to June 30, 1998 for the Primary shares of the Legg Mason Emerging Markets Trust ("Emerging Markets Trust"), which has been advised by Batterymarch since its inception, is shown below.

YEARLY TOTAL RETURN
-----------------------------------------------------------
                              ACCOUNT          MSCI EMF
   YEAR ENDED JUNE 30     PERFORMANCE (%)   PERFORMANCE (%)
------------------------  ---------------   ---------------
1998                              -34.42            -39.08
1997                               27.41             12.82
1996 (Inception of
  May 28, 1996)                     0.20             -0.45

                               AVERAGE ANNUAL RETURNS
                          ---------------------------------
                              ACCOUNT          MSCI EMF
  PERIOD ENDED JUNE 30    PERFORMANCE (%)   PERFORMANCE (%)
------------------------  ---------------   ---------------
1 Year                            -34.42            -39.08
Since Inception
  (May 28, 1996)                   -8.13             -8.90

Emerging Markets Trust, which commenced operations on May 28, 1996, is a diversified open-end investment company. Emerging Markets Trust's investment objective is long-term capital appreciation. Emerging Markets Trust normally invests at least 65% of its total assets in emerging market equity securities. Assets not invested in emerging market equity securities may be invested in any combination of debt securities of the U.S. Government, equity securities of issuers in developed countries, cash and money market instruments, including repurchase agreements. Batterymarch intends Emerging Markets Trust to be substantially fully invested in equity securities and convertible securities of emerging market issuers. Emerging Markets Trust may use options and stock index futures and may also enter into forward foreign currency exchange contracts in order to protect against fluctuations in exchange rates. More than 25% of Emerging Markets Trust's total assets may be denominated in a single currency. When abnormal market or economic situations warrant in the opinion of Batterymarch, Emerging Markets Trust may invest without limit for temporary defensive purposes in short-term debt instruments, including government, corporate and money market securities of domestic issuers, as well as repurchase agreements. Emerging Markets Trust also may purchase preferred stock, convertible securities, open- and closed-end investment companies, illiquid securities (15% or less of net assets) and when-issued securities; may invest in futures and options transactions, including puts and calls; and may borrow money, lend securities and enter into repurchase and reverse repurchase agreements. As of June 30, 1998, Emerging Markets Trust had approximately $57,604,878 in assets. For its fiscal year ended December 31, 1997, the Primary shares of Emerging Markets Trust had a total expense ratio of 2.50% (after fee waivers; 2.86% in the absence of such waivers).

THE PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO, WHICH IS NEWLY-ORGANIZED, HAS NOT YET COMMENCED OPERATIONS AND HAS NO PERFORMANCE RECORD OF ITS OWN. THE PERFORMANCE INFORMATION SHOULD NOT BE CONSIDERED A PREDICTION OF FUTURE PERFORMANCE OF THE PORTFOLIO. THE PORTFOLIO'S PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT SHOWN.

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


                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LM INSTITUTIONAL FUND ADVISORS II

CUSTODIAN
State Street Bank and Trust Co.
P.O. Box 1713
Boston, Massachusetts 02105

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT
Boston Financial Data Services
P.O. Box 953
Boston, Massachusetts 02103

COUNSEL
Ropes & Gray
One International Place
Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANT
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103

DISTRIBUTOR
Legg Mason Wood Walker, Incorporated
100 Light Street
P.O. Box 1476
Baltimore, Maryland 21203-1476

                                                             LMIFA PRS 2 (10/98)